UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under § 240.14a-12

Assertio Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
ASSERTIO HOLDINGS, INC.
100 SOUTH SAUNDERS ROAD, SUITE 300
LAKE FOREST, ILLINOIS 60045
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
Online Meeting Only — https://www.cstproxy.com/assertiotx/2023
To Be Held May 10, 2023
12:30 p.m. Central Time
To the Stockholders of Assertio Holdings, Inc.:
Notice is hereby given that the Annual Meeting of Stockholders of Assertio Holdings, Inc., a Delaware corporation (the Company), will be held at on May 10, 2023 at 12:30 p.m., Central Time (the Annual Meeting). The Company’s board of directors has determined that the Annual Meeting will be a virtual meeting conducted exclusively via live audio webcast. The Company’s board of directors believes that this is the right choice for the Company and the Company’s stockholders at this time, as it permits stockholders to attend and participate in the Annual Meeting while safeguarding the health of the Company’s stockholders, board of directors and management team. We are committed to ensuring that the Company’s stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You can attend the meeting by visiting https://www.cstproxy.com/assertiotx/2023 where you will be able to listen to the meeting live, submit questions and vote online. To participate in the virtual meeting, you will need the 12-digit control number assigned by Continental Stock Transfer, which for registered stockholders is included on your proxy card and for beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) can be obtained from Continental Stock Transfer by following the instructions provided in the accompanying Proxy Statement. If you do not have a control number, you may still call in to the virtual meeting and listen by telephone by following the instructions provided in the accompanying Proxy Statement.
The meeting webcast will begin promptly at 12:30 p.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:00 p.m., Central Time, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the Annual Meeting please call (917) 262-2373 for assistance. For additional information on how you can attend and participate in the virtual Annual Meeting, please see the instructions beginning on page 1 of the attached Proxy Statement. Because the Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.
The Annual Meeting is being held for the following purposes, as more fully described in the accompanying Proxy Statement:
1.
To elect the five directors named in the Proxy Statement to hold office until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

2.
To approve an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder.

3.
To approve, on an advisory basis, the compensation of the Company’s named executive officers.

4.
To conduct, on an advisory basis, a vote on the preferred frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

5.
To approve of an amendment to the Amended and Restated Certificate of Incorporation of Assertio Therapeutics, Inc. (Therapeutics), a wholly-owned subsidiary of the Company, to eliminate the pass-through voting provision that requires approval by both the Company and the Company’s stockholders prior to certain actions being taken by or at Therapeutics.

6.
To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

7.
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 31, 2023 will be entitled to notice of, and to attend (online) and vote at, the Annual Meeting or any adjournments or postponements thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on
May 10, 2023 at 12:30 p.m. Central Time
The proxy statement and annual report to stockholders
are available at https://www.cstproxy.com/assertiotx/2023
By Order of The Board of Directors
Daniel A. Peisert
President and Chief Executive Officer
Lake Forest, Illinois
April [  ], 2023
YOUR VOTE IS IMPORTANT!
You are cordially invited to attend and participate in the Company’s virtual Annual Meeting. Whether or not you expect to attend the virtual meeting, please complete, date, sign and return the proxy card, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote during the Company’s virtual Annual Meeting by visiting the virtual meeting website at https://www.cstproxy.com/assertiotx/2023 where stockholders may vote and submit questions during the meeting. To participate in the virtual meeting, you will need the 12-digit control number assigned by Continental Stock Transfer, which for registered stockholders is included on your proxy card and for beneficial stockholders can be obtained from Continental Stock Transfer by following the instructions provided in the accompanying Proxy Statement. Your broker, bank or nominee cannot vote your shares for any proposals deemed “non- routine” unless you provide voting instructions. Therefore, if your shares are held by a broker, bank or other nominee, the Company highly encourages you to instruct them regarding how to vote your shares.

PAGE
GENERAL INFORMATION	2
BOARD OF DIRECTORS AND DIRECTOR NOMINEES	7
CORPORATE GOVERNANCE	10
Board and Board Committees	10
Director Nominations	12
Board Diversity Matrix	14
Communications with Directors	14
Code of Ethics	14
Environmental, Social and Governance Matters	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
DELINQUENT SECTION 16(A) REPORTS	18
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	18
EXECUTIVE OFFICERS	19
EXECUTIVE COMPENSATION	20
Executive Summary	20
Summary Compensation Table	21
Outstanding Equity Awards at Fiscal Year-End	27
Potential Payments Upon Termination or Change in Control	28
PAY VERSUS PERFORMANCE	29
Director Compensation	32
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	33
AUDIT RELATED MATTERS	34
Audit Committee Report	34
Fees Paid to Independent Registered Public Accounting Firm	35
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services	35
OVERVIEW OF PROPOSALS	36
Proposal 1: Election of Directors	36
Proposal 2: Approval of an Amendment and Restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan, Including an Increase in the Number of Shares Available for Issuance Thereunder	37
Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation	47
Proposal 4: Advisory Vote on Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation.	48
Proposal 5: Approval of Therapeutics Charter Amendment.	49
Proposal 6: Ratification of Independent Registered Public Accounting Firm	51
OTHER MATTERS	52
Stockholders Sharing the Same Address	52
Form 10-K	52
Stockholder Proposals	52
APPENDIX A ASSERTIO HOLDINGS, INC. AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN, AS AMENDED	A-1
APPENDIX B CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ASSERTIO THERAPEUTICS, INC.	B-1

ASSERTIO HOLDINGS, INC.
100 SOUTH SAUNDERS ROAD, SUITE 300
LAKE FOREST, ILLINOIS 60045
(224) 419-7106

PROXY STATEMENT
FOR THE 2023 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 10, 2023
12:30 p.m. Central Time

Assertio Holdings, Inc. (the Company) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Company’s Board of Directors (the Board) for use at the Virtual Annual Meeting of Stockholders to be held on May 10, 2023, at 12:30 p.m. Central Time, and at any adjournments or postponements thereof (the Annual Meeting). The proxy materials (including our Annual Report on Form 10-K for fiscal year ended December 31, 2022) are being mailed to stockholders on or about April [  ], 2023.
Holders of the Company’s common stock at the close of business on March 31, 2023 can join the Annual Meeting by visiting https://www.cstproxy.com/assertiotx/2023, where stockholders may vote and submit questions during the meeting. To participate in the virtual meeting, you will need the 12-digit control number assigned by Continental Stock Transfer, which for registered stockholders is included on your proxy card and for beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) can be obtained from Continental Stock Transfer by following the instructions provided in this Proxy Statement. If you do not have a control number, you may still call in to the virtual meeting and listen by telephone by following the instructions provided in this Proxy Statement.

LEGAL MATTERS
Forward-Looking Statements
The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical fact included in the Proxy Statement, including statements about the Company’s Board of Directors, corporate governance practices, executive compensation program, equity compensation utilization and environmental, social and governance initiatives, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

Website References
Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement.
Trademarks
Assertio and Zyla are registered trademarks of Assertio Holdings, Inc. Other names and brands may be claimed as the property of others.

GENERAL INFORMATION
Q:
Why am I receiving these materials?

A:
We have made these materials available to you in connection with our solicitation of proxies for use at the virtual Annual Meeting to be held on May 10, 2023 at 12:30 p.m. Central Time, and at any adjournments or postponements thereof. We invite you to attend the Annual Meeting online and request that you vote on the proposals described in this Proxy Statement.

Q:
How do I attend the virtual Annual Meeting?

A:
The Annual Meeting will be a virtual meeting conducted exclusively via live webcast starting at 12:30 p.m. Central Time. You will be able to attend the Annual Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by going to https://www.cstproxy.com/assertiotx/2023 and entering your 12-digit control number assigned by Continental Stock Transfer, which for registered stockholders is included on your proxy card and for beneficial stockholders can be obtained from Continental Stock Transfer by following the applicable instructions under “Do I need to register to attend the Assertio Annual Meeting?” below. If you do not have a control number, you may still call in to the virtual meeting and listen by telephone using the instructions provided under “Do I have the option to call in to the Company’s Annual Meeting instead of attending the live webcast?” below. Because the Annual Meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person. The Company is pleased to offer its stockholders a completely virtual Annual Meeting, which provides worldwide access and communication, while protecting the health and safety of the Company’s stockholders, directors, management and other stakeholders. The Company is committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. The Company will try to answer as many stockholder-submitted questions as time permits that comply with the Company’s Annual Meeting rules of conduct. However, the Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, the Company will group such questions together and provide a single response to avoid repetition.

Q:
Do I need to register to attend the Assertio Annual Meeting?

A:
Yes. Pre-registration at https://www.cstproxy.com/assertiotx/2023 is recommended to allow ample time for the check-in procedures, but is not required in order to attend.

Any stockholder wishing to attend the virtual Annual Meeting should register for the meeting before it begins. To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of common stock:
•
If your shares are registered in your name with Continental, the Company’s transfer agent, and you wish to attend the online-only virtual meeting, go to www.cstproxy.com/assertiotx/2023, enter the control number you received on your proxy card and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•
Beneficial Stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the virtual meeting. After contacting Continental, a beneficial holder will receive an email prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Continental at least five (5) business days prior to the meeting date.

Q:
Do I have the option to call in to the Company’s Annual Meeting instead of attending the live webcast?

A:
Yes. Stockholders will also have the option to call in to the virtual meeting and listen by telephone by calling:

Optional telephone access (listen-only):
Within the U.S. and Canada: (800) 450-7155 (toll-free)
Outside of the U.S. and Canada: (857) 999-9155 (standard rates apply)
Passcode for telephone access:
4561838#
Q:
How do I submit questions for the Virtual Annual Meeting?

A:
Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able submit questions during the meeting through the virtual meeting portal by typing in the “Submit a question” box. You can also submit any questions by emailing the Company at corpgov@assertiotx.com.

Q:
Who do I contact if I am encountering difficulties attending the meeting online?

A:
If you encounter any difficulties during the check-in process or during the meeting, please call (917) 262-2373 and a technician will be ready to assist you.

Q:
What items will be voted on at the Annual Meeting?

A:
Stockholders will vote on the following items at the Annual Meeting:

1.
The election to the Board of the five nominees named in this Proxy Statement to serve until the 2024 Annual Meeting or until their successors are duly elected and qualified (Proposal No. 1);

2.
To approve an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder (Proposal No. 2);

3.
An advisory vote to approve the compensation paid to the Company’s named executive officers (Proposal No. 3);

4.
To conduct, on an advisory basis, a vote on the preferred frequency of future advisory votes to approve the compensation of the Company’s named executive officers (Proposal No. 4);

5.
To approve an amendment to the Amended and Restated Certificate of Incorporation of Assertio Therapeutics, Inc. (Therapeutics), a wholly-owned subsidiary of the Company, to eliminate the pass-through voting provision that requires approval by both the Company and the Company’s stockholders prior to certain actions being taken by or at Therapeutics (Proposal No. 5).

6.
Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 (Proposal No. 6); and

7.
To transact such other business as may properly come before the Company’s Annual Meeting and any adjournments or postponements thereof.

Q:
What are the Board of Director’s voting recommendations?

A:
The Board recommends that you vote “FOR” each of the director nominees, “FOR” each of Proposals 2, 3, 5 and 6, and for “EVERY YEAR” with respect to Proposal 4.

Q:
What should I do now in order to vote on the proposals to be voted on at the Company’s Annual Meeting?

A:
After carefully reading and considering the information contained in this Proxy Statement, please mark, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible so that your shares may be represented at the Annual Meeting. You may also cast your vote by attending the virtual Annual Meeting or by voting your shares via the Internet or by telephone by following the instructions on your proxy card.

Q:
Who is entitled to vote and how do I vote?

A:
Only holders of record of our common stock at the close of business on March 31, 2023 (the Record Date) are entitled to attend and to vote at the Annual Meeting. Each share is entitled to one vote on each matter presented at the Annual Meeting. Stockholders do not have cumulative voting rights. As of the Record Date, there were [      ] shares of common stock outstanding.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the virtual Annual Meeting. Stockholders of record may vote by one of the methods described above. All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted in accordance with the Board’s recommendations. Beneficial owners may vote by telephone or online if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or online, the shares represented by the proxy will be voted in accordance with your instructions. Please note, however, that if your shares are held in “street name” and you wish to vote at the Annual Meeting, you must obtain a legal proxy issued in your name from the broker, bank or other nominee of record. Without a valid proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.
Q:
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and we sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.
Q:
What if I submit a proxy and later change my mind?

A:
If you have given your proxy and later wish to revoke it, you may do so at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to Attn: Legal, Assertio Holdings, Inc., at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, (b) submitting new voting instructions online or by telephone or (c) attending the virtual Annual Meeting and voting online during the virtual meeting. Attendance at the virtual Annual Meeting will not revoke a proxy unless the stockholder actually votes online during the virtual meeting.

Q:
What happens if other matters are raised at the Annual Meeting?

A:
The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Virtual Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Q:
What constitutes a quorum?

A:
A majority of the outstanding shares of our common stock as of the Record Date, present online or by proxy and entitled to vote at the Annual Meeting, constitutes a quorum. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.

Q:
How is it determined whether a matter has been approved?

A:
Assuming a quorum is present, the approval of the matters specified in the Notice of Virtual Annual Meeting will be determined as follows:

•
For the election of directors in Proposal 1, each nominee will be elected if the number of votes cast for their election exceeds the number of votes cast against their election;

•
For approval of Proposals 2, 3, 4 and 6, each proposal must receive the affirmative vote of a majority of the shares of our common stock, present online or by proxy and entitled to vote at the Annual Meeting; and

•
For approval of Proposal 5, the proposal must receive the affirmative vote of a majority of the total number of shares of common stock issued and outstanding as of the Record Date.

Q:
What are broker non-votes and abstentions?

A:
Broker non-votes occur when a broker has not received voting instructions from the beneficial owner of shares held in street name and the broker does not have discretionary authority to vote the shares. Abstentions occur when a stockholder who is present at the meeting, either virtually on the meeting website or by proxy, affirmatively chooses not to vote on a proposal.

Q:
What effect does a broker non-vote or an abstention have?

A:
Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions will have no effect on the outcome of the election of directors because broker non-votes and abstentions are not counted as votes cast for purposes of this proposal. Because the affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve Proposal 5, broker non-votes and abstentions will count as votes against Proposal 5. Abstentions will have the same effect as a vote against any of the other matters specified in the Notice of Virtual Annual Meeting, and broker non-votes will have no effect on such matters. In order to minimize the number of broker non-votes, we encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in this Proxy Statement.

Q:
Where can I find the voting results of the Annual Meeting?

A:
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Election and published in a Current Report on Form 8-K, which we are required to file with the SEC on or before the fourth business day following the Annual Meeting.

Q:
Who is paying for the cost of this proxy solicitation?

A:
The proxy card accompanying this Proxy Statement is solicited by the Board of Directors. The Company will pay all of the costs of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $55,000 in the aggregate. The Company, if requested, will also pay brokers, banks and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS AND DIRECTOR NOMINEES
The Bylaws of the Company provide for a board of directors (“Board”) consisting of between five and nine directors. The number of directors currently authorized by resolution of the Board is five. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named in the table below. All of the nominees named in the table below are presently directors of the Company.
Each nominee was elected to his or her present term by the stockholders of the Company at the 2022 Annual Meeting of Stockholders.
The present term of each of the directors named in the table below continues until the Annual Meeting and until his or her successor has been elected and qualified.
The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified.
The Company’s Certificate of Incorporation and Bylaws contain provisions eliminating or limiting the personal liability of directors for monetary damages due to violations of a director’s fiduciary duty to the extent permitted by the Delaware General Corporation Law.
There are no family relationships among any of the Company’s directors or executive officers.
The name of and certain other information regarding each director nominee is set forth in the table below.
Name	Age	Principal Occupation	Director Since
Peter D. Staple	71	Former President and Chief Executive Officer, Corium, Inc.	2003
Heather L. Mason	62	Retired Executive Vice President, Abbott Nutrition	2019
William T. McKee	61	Chief Executive Officer, MBJC Associates, LLC	2017
Daniel A. Peisert	48	President and Chief Executive Officer, Assertio Holdings, Inc.	2020
James L. Tyree	70	Retired Co-founder and Managing Partner of Tyree & D’Angelo Partners	2016
Peter D. Staple has served as a director of the Company since November 2003. Mr. Staple served as President and Chief Executive Officer of Corium, Inc., a biopharmaceutical company focused on transdermal delivery systems and related technologies to address unmet medical needs from March 2008 to April 2019, and served as a member of the Corium, Inc., Board of Directors from 2008 through May 2020. Mr. Staple serves as a director and member of the audit, nominating and investment committees of Kyto Technology and Life Science, Inc., a privately-held company focused on the development of early stage technology and life science businesses. He also currently serves on the Board of Directors of privately held Kyto Investments, Inc., Corsair Pharma, Inc. and Lygos, Inc. From 2002 to March 2008 he served as director, and from 2002 to November 2007 as Chief Executive Officer, of BioSeek, Inc., a privately-held drug discovery company. From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA Corporation, where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for Chiron Corporation, a biopharmaceutical company. Mr. Staple previously served as Vice President and Associate General Counsel for Cetus Corporation, a biotechnology company. The Board considered Mr. Staple’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Governance; Strategic Transactions; Corporate Finance; Intellectual Property; and Board and Board committee experience. Mr. Staple holds a B.A. and a J.D. from Stanford University.
Heather L. Mason has served as a director of the Company since February 2019. Ms. Mason is a former senior executive of Abbott Laboratories, a multinational medical devices and health care company, having retired as Executive Vice President of Abbott Nutrition in October 2017, a role she held since April 2015. From June 2014 to April 2015, Ms. Mason served as Executive Vice President, Global Commercial Operations, prior to which she served as Senior Vice President of Abbott Diabetes Care from May 2008 to June 2014. Ms. Mason joined Abbott in 1990 and held a number of positions in Abbott’s U.S. pharmaceutical business. Prior to joining Abbott, Ms. Mason worked for Quaker Oats, FMC Corporation, and Commonwealth Edison. Ms. Mason serves as a director and member of the audit committee of Convatec Group PLC, a publicly-held medical device company. She also serves as a director and member of the audit and compensation committees of Immatics NV, a publicly- held biotechnology company. Ms. Mason also serves as a director and member of the compensation committee of Pendulum Therapeutics and as the chair of SCA Pharmaceuticals, LLC, both privately held. The Board considered Ms. Mason’s experience and expertise within the following areas relevant to the Company and its business in concluding that she should serve on the Board: Corporate and Executive Management; Operational and Strategic Planning; and Corporate Leadership. Ms. Mason holds a B.S.E. in Industrial Engineering from the University of Michigan and an M.B.A. from the University of Chicago.
William T. McKee has served as a director of the Company since March 2017. He currently serves as Chief Executive Officer of MBJC Associates, LLC, a business consulting firm serving pharmaceutical and biotech companies. Mr. McKee served as Chief Financial Officer of C4 Therapeutics, Inc., a biopharmaceutical company, from July 2020 until June 2021. Mr. McKee served as Chief Operating Officer and Chief Financial Officer for EKR Therapeutics, Inc., from July 2010 until June 2012 when EKR was sold to Cornerstone Therapeutics Inc. Until March 2010, Mr. McKee served as the Executive Vice President, Chief Financial Officer and Treasurer of Barr Pharmaceuticals, Inc., a subsidiary of Teva Pharmaceutical Industries Limited, and the successor entity to Barr Pharmaceuticals, Inc., which was acquired by Teva in December 2008. Mr. McKee was also Executive Vice President and Chief Financial Officer of Barr prior to its acquisition by Teva, after having served in positions of increasing responsibility at Barr from 1995 until its acquisition. Prior to joining Barr, Mr. McKee served as a Director of International Operations and Vice President Finance at Absolute Entertainment, Inc. from June 1993 until December 1994. From 1990 until June 1993, Mr. McKee worked at Gramkow & Carnevale, CPAs, and from 1983 until 1990, he worked at Deloitte & Touche. Mr. McKee serves as a director and chair of the audit committee of Aileron Therapeutics, Inc., a publicly-held biopharmaceutical company. Mr. McKee serves as a Venture Partner for Cobro Ventures, a private investment firm focused on software and biotech, and a board member of two of its privately-held portfolio companies, NextRNA Therapeutics and Windgap Medical, Inc. He also serves as a board observer of MedRhythms, Inc. and as a director of Vinci Therapeutics, both privately held. From 2014 to June 2020, Mr. McKee served as a director and member of the audit and compensation committees of Agile Therapeutics, Inc., a publicly-held specialty biopharmaceutical company. The Board considered Mr. McKee’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Operations; Financial Management; Mergers and Acquisitions; Corporate Strategy; and Board and Board committee experience. Mr. McKee holds a B.S. from the University of Notre Dame and is NACD Directorship Certified®.
Daniel A. Peisert has served as a director and President and Chief Executive Officer of the Company since December 14, 2020. Mr. Peisert previously served as the Company’s Executive Vice President and Chief Financial Officer from June 2020 to December 2020, its Senior Vice President and Chief Financial Officer from December 2018 to June 2020, its Senior Vice President, Business Development from August 2018 to November 2018 and its Vice President, Business Development from September 2017 to August 2018. Prior to joining the Company, from October 2016 to September 2017, Mr. Peisert served as Vice President, US Legacy Pharmaceuticals for Concordia International Corp., an international specialty pharmaceutical company. Prior to this, from March 2014 to October 2016, he was Vice President, Business Development for Concordia. From February 2012 to February 2014, Mr. Peisert served as a Research Analyst for Cupps Capital and from 2012 to 2013 he served as a member of the board of directors and secretary of SureGene LLC. From 2008 to 2012, Mr. Peisert was Director of Finance and Business Development for Marathon Pharmaceuticals, LLC a privately-held specialty pharmaceutical company. Prior to entering the pharmaceutical industry, he was a healthcare equity analyst and portfolio manager for Magnetar Capital and UBS O’Connor and began his career as an auditor for PricewaterhouseCoopers. The Board considered Mr. Peisert’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Operations; Financial Management; Mergers and Acquisitions; and Corporate Strategy. Mr. Peisert holds a B.S. in Business with an emphasis on Accounting from the University of Minnesota.

James L. Tyree has served as a director of Assertio since October 2016. Mr. Tyree served as co-founder and managing partner of Tyree & D’Angelo Partners, a private equity investment firm, from 2013 to July 2020. Prior to founding Tyree & D’Angelo Partners, Mr. Tyree was Executive Vice President and President of Abbott Biotech Ventures, a subsidiary of Abbott Laboratories focused on investments in early stage pharmaceuticals and biologics. Prior to that, Mr. Tyree held numerous executive positions at Abbott, including Executive Vice President Global Pharmaceuticals, Senior Vice President Global Nutrition, Corporate Vice President Pharmaceutical and Nutritional Products Group, Business Development and Divisional Vice President and General Manger, Japan. Prior to rejoining Abbott in 1997, Mr. Tyree was the President of SUGEN, Inc. and held management positions in Bristol-Myers Squibb, Pfizer, and Abbott. Mr. Tyree serves as non-executive chairman of Genelux Corp., a publicly-held biopharmaceutical company. He also served as lead independent director ChemoCentryx, Inc., a publicly-held biopharmaceutical company, from 2012 until it was acquired by Amgen in 2022. The Board considered Mr. Tyree’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Healthcare Acquisitions; Corporate Management; Financial Management; Commercial Operations; Commercial Strategy; and Board and Board committee experience. Mr. Tyree holds a B.S. and an M.B.A. from Indiana University.

CORPORATE GOVERNANCE
BOARD AND BOARD COMMITTEES
Board and Committee Meetings and Annual Meetings Attendance
Our Corporate Governance Guidelines provide that directors are expected to attend all scheduled Board and committee meetings and the annual meeting of stockholders. Each then-current director attended the 2022 virtual Annual Meeting of Stockholders. The Board met nine times during fiscal year 2022. In addition, the Audit Committee met five times, the Compensation Committee met four times and the Nominating and Corporate Governance Committee met three times. Each individual who served as a director during fiscal year 2022 attended 75% or more of each of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of Committees on which such member served, if any, during the period of such member’s service.
Board Independence
Our Corporate Governance Guidelines require that at least two-thirds of the Board be independent directors, as defined under the rules of the Nasdaq Capital Market (Nasdaq). The Board has determined that each of Ms. Mason and Messrs. McKee, Staple and Tyree is “independent” under the rules of Nasdaq. The Board has also determined that each member of the Audit Committee and the Compensation Committee meets the applicable independence requirements of the Nasdaq rules and SEC rules and regulations.
Board Leadership Structure
Our Corporate Governance Guidelines provide that the roles of Chief Executive Officer and Chairman of the Board should be separate and that the Chairman of the Board should be an independent director. The Board believes that separation of the roles of Chief Executive Officer and Chairman of the Board is the most appropriate structure for the Company because that structure allows the Chief Executive Officer to focus his or her energy on operational issues, while the Chairman of the Board can focus on governance and other related issues, and enhances the independence of the Board. Currently, Mr. Staple, an independent non-employee director, serves as the Chairman of the Board and Mr. Peisert serves as a director and the Company’s President and Chief Executive Officer. The Corporate Governance Guidelines adopted by the Board are posted on the Company’s website at www.assertiotx.com under the caption “Investors — Corporate Governance — Governance Documents.”
The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.
The Board’s Role in Risk Oversight
The Board oversees the establishment and maintenance of the Company’s risk management processes. The Board’s role in the Company’s risk oversight process includes receiving regular updates from members of senior management on areas of material risk to the Company, including commercial sales, clinical and medical affairs, regulatory matters, research and development, supply chain, human resources, finance, legal and compliance, information management and technology, environmental, social and governance matters and strategic and reputational matters. The full Board (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) receives these updates to enable it to understand the Company’s risk profile and the Company’s risk identification, risk management and risk mitigation strategies. When a Committee receives the update, unless all directors participated in the relevant Committee meeting, the Chairman of the relevant Committee provides an update on the discussion to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role.
The Board delegated primary responsibility for oversight of specific risks to its committees. Specifically, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls, investment policy, tax planning, enterprise risk management, product and general liability insurance, compliance with applicable laws and regulations and related party transactions. The Audit Committee also discusses with management the Company’s policies and practices regarding information management policies and procedures, information systems and related infrastructure and cybersecurity risk management and back-up policies, practices and infrastructure, including, to the extent related to the Company’s financial reporting and accounting processes, insider trading and director and officer insurance. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks relating to the Company’s compensation plans, program and policies, benefit plans, succession planning and corporate culture, as well as oversight of other risks associated with the Compensation Committee’s responsibilities under its charter. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with matters overseen by the Nominating and Corporate Governance Committee, including corporate governance, director succession planning, reputational risk, political and charitable contributions and environmental and social responsibility, to the extent such risk arises from these topics.
Board Committees
The Board has established three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. Charters for the Company’s Audit, Compensation and Nominating and Corporate Governance Committees are posted on the Company’s website at www.assertiotx.com under the caption “Investors — Corporate Governance — Governance Documents.”
The members of each committee are appointed by the Board and serve until their successors are elected and qualified, unless they are earlier removed or resign. The Board has determined that the composition of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee meet the requirements for independence under the applicable SEC rules and the listing standards of the Nasdaq applicable to each such committee. The table below indicates the current composition of each committee and the audit committee members determined by the Board to be “audit committee financial experts.”
Committee	Committee Chair	Additional Committee Members	Audit Committee Financial Experts
Audit	William T. McKee	Heather L. Mason Peter D. Staple James L. Tyree	William T. McKee Peter D. Staple James L. Tyree
Compensation	James L. Tyree	Heather L. Mason William T. McKee	—
Nominating and Corporate Governance	Heather L. Mason	William T. McKee	—
Audit Committee.   The Audit Committee has sole responsibility for appointing and terminating the Company’s independent registered public accounting firm. In addition, the Audit Committee assists the Board in its oversight responsibilities to stockholders, specifically with respect to:
•
the qualifications and independence of our independent registered public accounting firm and internal auditing function;

•
financial statements and related disclosure matters;

•
internal audit, internal controls and corporate risk management;

•
investment policies, and tax planning and strategies;

•
finance organization and operations;

•
information technology and information management security, and related policies and practices;

•
compliance, insider trading and related party transactions; and

•
other related matters.

Compensation Committee.   The Compensation Committee assists the Board in its oversight responsibilities to stockholders, specifically with respect to:
•
evaluating the performance of the Company against corporate goals and objectives relevant to executive management compensation approved by the Board;

•
in consultation with the Chairman of the Board, evaluating the CEO’s performance in light of corporate goals and objectives and any individual goals and objectives;

•
evaluating the performance of members of executive management (other than the CEO) in light of the CEO’s evaluation of their performance and the corporate and individual goals and objectives;

•
recommending to the Board for approval CEO compensation based on the Compensation Committee’s evaluation;

•
reviewing and approving the compensation of executive management, other than the CEO, based on the Compensation Committee’s evaluation;

•
executive compensation disclosure, including, if applicable, by reviewing and discussing the Compensation Discussion and Analysis (CD&A) with Company management and, based on such review and discussion, making a recommendation to the Board regarding whether to include the CD&A in the Company’s proxy statement and/or Annual Report on Form 10-K;

•
overseeing, reviewing and approving inclusion of a compensation committee report, if applicable, in the Company’s proxy statement and/or Annual Report on Form 10-K pursuant to applicable securities rules and regulations;

•
compensation and benefit plans;

•
non-employee director compensation (including by reviewing periodically, and recommending to the Board for approval, the form and amount of compensation of non-employee directors of the Board for their service); and

•
risk oversight associated with the foregoing.

Nominating and Corporate Governance Committee.   The primary responsibilities of the Nominating and Corporate Governance Committee are:
•
identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, or in the case of a vacancy on the Board, recommending an individual to fill such vacancy;

•
reviewing and recommending to the Board the appropriate organizational and board leadership structure;

•
reviewing the adequacy of our corporate governance principles on a regular basis;

•
developing and recommending to the Board a set of corporate governance guidelines applicable to the Company;

•
overseeing the Board’s self-evaluation process, and providing the Board advice regarding Board succession;

•
recommending to the Board membership for each Board committee and any changes to the Board’s committee structure as it deems advisable; and

•
providing oversight of the risks associated with matters overseen by the Nominating and Corporate Governance Committee, including corporate governance, director succession planning, political and charitable contributions, and reputational risk to the extent such risk arises from these topics.

DIRECTOR NOMINATIONS
The information below describes the criteria and process that the Nominating and Corporate Governance Committee uses to evaluate candidates to the Board.

Criteria for Nomination to the Board of Directors; Process for Identifying and Evaluating Nominees.   Our Nominating and Corporate Governance Committee has adopted a Director Nomination Protocol (the Protocol) that, together with the Company’s Bylaws, describes in detail the process we use to fill vacancies and add new members to the Board. The Protocol is available at www.assertiotx.com under “Investors — Corporate Governance — Governance Documents,” as Appendix A to the Nominating and Corporate Governance Committee charter. Under the Protocol, in general, while there are no specific minimum qualifications for nominees, any candidate for service on the Board should possess the highest personal and professional ethics and be committed to representing the long-term interests of the Company’s stockholders. Director candidates should be committed to the Company’s core values (common purpose, integrity, teamwork, agility and accountability), and must strongly support the Company’s core purpose, which is to enhance the lives of the patients, families, physicians, payors and providers it serves. They must also bring to the Board a deep and wide range of experience in the business world, and diverse problem-solving talents. The Board should represent an appropriate/relevant mix of skills, industry experience, backgrounds, ages and diversity (inclusive of race, gender and ethnicity). Typically, Board members will be people who have demonstrated high achievement in business or another field, enabling them to provide strategic support and guidance for the Company. Particular areas of expertise sought include: corporate strategy and development; commercial sales and marketing; commercial operations and execution; corporate finance; financial and/or accounting expertise; organizational leadership, development and management; public company management and disclosure; and corporate risk assessment and management. Directors must also have an inquisitive and objective perspective, practical wisdom and mature judgment.
As part of the Nominating and Corporate Governance Committee’s goal of building a diverse Board, the Nominating and Corporate Governance Committee is committed to actively seeking out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which Board nominees are chosen. The Nominating and Corporate Governance Committee assesses its effectiveness in achieving this goal as part of its annual assessment of the composition of the Board.
In evaluating nominees, the Nominating and Corporate Governance Committee and the full Board assess the background of each candidate in a number of different ways, including how the individual’s qualifications complement, strengthen and enhance those of existing Board members as well as the anticipated future needs of the Board. The Board also performs an annual self-evaluation, through which the members of the Board assess the Board’s performance and ways in which such performance can be improved. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. The Company also will consider the candidate’s independence under applicable Nasdaq listing standards and the Company’s Corporate Governance Guidelines.
The Nominating and Corporate Governance Committee will identify potential candidates to recommend to the full Board, and a search firm may be engaged to identify additional candidates and assist with initial screening. If the Nominating and Corporate Governance Committee engages any such search firm, in furtherance of the Company’s goals set forth under above, the Nominating and Corporate Governance Committee will request that the search firm actively seek out highly qualified diverse candidates (including women and minority candidates) to include in the pool of potential candidates presented to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Chairman of the Board will perform the initial screening and review the credentials of all candidates to identify candidates that they feel are best qualified to serve. The Chairman of the Nominating and Corporate Governance Committee, working with the Chairman of the Board, will obtain background and reference information, as appropriate, for the candidates under consideration. The Nominating and Corporate Governance Committee will review all available information concerning the candidates’ qualifications and, in conjunction with the Chairman of the Board, will identify the candidate(s) they feel are best qualified to serve on the Company’s Board. The members of the Nominating and Corporate Governance Committee, the CEO, and the Chairman of the Board (or the Chairman of the Board’s delegate from the Board) will meet with the leading candidates to further assess their qualifications and fitness, and to determine their interest in joining the Board. Following the meeting, the Board member participants and the Chairman of the Board will make a recommendation concerning the candidate to the Nominating and Corporate Governance Committee, which will consider whether to recommend the candidate to the full Board for election.

Director Candidates Recommended by Stockholders.   The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. The procedures that stockholders should use to nominate directors are provided in our Bylaws. For details on recommending a candidate for director or nominating a director, see “— Stockholder Proposals” below. Stockholders should also provide such additional information as will allow the Nominating and Corporate Governance Committee to evaluate the candidate in light of the key principles listed above, including but not limited to information concerning the candidate’s commitment to the Company’s core values, personal and professional ethics, business experience and independence. The Nominating and Corporate Governance Committee may ask the candidate or the stockholder recommending the candidate to provide additional information at any time, and may conduct its own investigation of a candidate’s background, as the Nominating and Governance Committee deems appropriate under the circumstances. There are no differences in the manner of evaluation if the nominee is recommended by a stockholder.
Nominees to the Board of Directors for the Annual Meeting.   The nominees for the Annual Meeting were recommended for selection by the Nominating and Corporate Governance Committee and were selected by the Board. Each of the nominees listed in this Proxy Statement is a current director standing for re- election.
BOARD DIVERSITY MATRIX
Board Diversity Matrix (As of April [ ], 2023)	Female	Male
Total Number of Directors	5
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
White	1	4
COMMUNICATIONS WITH DIRECTORS
The Company believes that communication between the Board, stockholders and other interested stakeholders is an important part of the Company’s corporate governance process. To this end, the Board has adopted Stockholder Communication Procedures that are available at www.assertiotx.com under the caption “Investors — Corporate Governance — Governance Documents” and that provide a process for stockholders to send communications to the Board, any individual director or the non-management directors as a group, through the Chairman. Communications may be sent in writing or by email to: Peter D. Staple, Chairman of the Board, Assertio Holdings, Inc., c/o General Counsel, 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, email: corpgov@assertiotx.com.
The Corporate Secretary will act as agent for the independent Chairman in facilitating direct communications to the Board. The Corporate Secretary will review, sort and summarize the communications. The Corporate Secretary will not, however, “filter out” any direct communications from being presented to the independent Chairman without instruction from the independent Chairman, and in such event, any communication that has been filtered out will be made available to any non-employee director who asks to review it. The Corporate Secretary will not make independent decisions with regard to what communications are forwarded to the independent Chairman. The Corporate Secretary will send a reply to the sender of each communication acknowledging receipt of the communication.
CODE OF ETHICS
The Board has adopted a Code of Business Conduct and Ethics (Code of Ethics) that applies to all of the Company’s employees, officers and directors, including its principal executive officer and its principal financial officer or persons performing similar functions. A copy of the Code of Ethics is available on the Company’s website at www.assertiotx.com under the caption “Investors — Corporate Governance —  Governance Documents” and any amendments to or waivers of the Code of Ethics will be posted to such website. We intend to disclose future amendments to certain provisions of the Code of Ethics, and any waivers of the Code of Ethics granted to executive officers and directors, on the website within four business days following the date of the amendment or waiver.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS
As a pharmaceutical company, we have identified the following environmental, social and governance matters, by category, as among the most important to our business.
Environmental
•
We are committed to identifying and managing any environmental risks applicable to our business.

•
We have policies related to the proper handling of materials.

•
We value our natural resources and seek to work with contractors who are aligned with these values.

•
Our product quality team oversees product safety, quality and compliance.

Social
•
We encourage diversity and inclusiveness in our workforce and have established a Diversity and Inclusion Committee.

•
We seek to employ talented individuals as employees and develop them to their fullest potential.

•
We seek to offer our employees highly competitive compensation and benefit packages to retain them for the long term.

•
We offer wellness programs that focus on the health, safety and welfare of our employees, including an injury and illness prevention plan.

Governance
•
We are committed to maintaining a strong corporate governance program which we believe reflects best practices. The Board’s Corporate Governance Guidelines (posted on the Company’s website at www.assertiotx.com) address, among other matters, the Board’s composition and structure, responsibilities, retirement policy, meeting procedures, its role in leadership development and general committee matters.

•
We are committed to building a diverse Board and actively seek out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which Board nominees are chosen.

•
We require our employees to act responsibly in compliance with applicable laws, rules and regulations and to conduct dealings with patients, medical professionals, and the Company’s customers, suppliers and competitors fairly, honestly and with integrity.

•
We provide regular training to our employees that supports their ability to act responsibly in compliance with applicable laws and standards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding ownership of the Company’s common stock as of March 31, 2023 (or for information based on filings with the SEC as of the dates specified below) by (a) each person known to the Company to own more than 5% of the outstanding shares of the Company’s common stock, (b) each director and director nominee, (c) each named executive officer (NEO) and (d) all current directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other information made available to the Company that is deemed reliable.
Name of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock(2)	Number Subject to Convertible Securities Exercisable Within 60 days	Percentage of Common Stock(2)
Daniel A. Peisert	312,364	1,483,852(3)(4)	[ ]%
Paul Schwichtenberg	104,980	552,901(5)(4)	[ ]%
Ajay Patel	93,643	552,901(5)(4)	[ ]%
Heather L. Mason	159,456	86,286(6)	*%
William T. McKee	34,334	202,569(7)	*%
Peter D. Staple	194,210(8)	107,526(9)	*%
James L. Tyree	124,165	90,907(10)	*%
All current directors and executive officers as a group (8 persons)	1,069,138	3,629,843(11)	[ ]%

*
Less than one percent

(1)
Except as otherwise indicated, the address of each beneficial owner listed in the table is Assertio Holdings, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045.

(2)
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days of March 31, 2023. Percentage ownership is based on [      ] shares of the Company’s common stock outstanding as of March 31, 2023. Shares of common stock subject to stock options, restricted stock units and warrants vesting on or before May 30, 2023 (within 60 days of March 31, 2023) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(3)
Includes (a) 931,784 shares underlying stock options that are currently exercisable or exercisable within 60 days (of which 400,000 are performance-based stock options), (b) 152,068 restricted stock units that are scheduled to vest within 60 days and (c) 400,000 performance-based restricted stock units that are scheduled to vest within 60 days.

(4)
See “Summary Compensation Table — Narrative to Summary Compensation Table — Performance-Based Equity Awards” below for a discussion of these performance-based stock options and performance-based restricted stock units.

(5)
Includes (a) 314,884 shares underlying stock options that are currently exercisable or exercisable within 60 days (of which 200,000 are performance-based stock options), (b) 38,017 restricted stock units that are scheduled to vest within 60 days and (c) 200,000 performance-based restricted stock units that are scheduled to vest within 60 days.

(6)
Includes 86,286 restricted stock units that are scheduled to vest within 60 days.

(7)
Includes (a) 7,317 shares underlying stock options that are currently exercisable or exercisable within 60 days and (b) 195,252 restricted stock units of which 108,966 are deferred until retirement and 86,286 (all of which have been deferred until retirement) are scheduled to vest within 60 days.

(8)
Includes 3,475 shares of common stock held in trust.

(9)
Includes (a) 11,344 shares underlying stock options that are currently exercisable or exercisable within 60 days and (b) 96,182 restricted stock units of which 9,896 are deferred until retirement and 86,286 are scheduled to vest within 60 days.

(10)
Includes (a) 4,621 shares underlying stock options that are currently exercisable or exercisable within 60 days and (b) 86,286 restricted stock units that are scheduled to vest within 60 days.

(11)
Includes (a) 1,899,718 shares underlying stock options that are currently exercisable or exercisable within 60 days (of which 1,000,000 are performance-based stock options), (b) 730,125 restricted stock units that are scheduled to vest within 60 days and/or deferred until retirement and (c) 1,000,000 performance-based restricted stock units that are scheduled to vest within 60 days.

DELINQUENT SECTION 16(A) REPORTS
Under Section 16(a) of the Exchange Act and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. To our knowledge, based solely on our review of such reports filed with the SEC and written representations of such reporting persons that no Form 5 was required, the Company believes that during fiscal year 2022, all such SEC filings were filed on time, except that, due to administrative error, one Form 4 that reported three transactions with respect to each of Messrs. Peisert and Schwichtenberg was filed one day late.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Related Party Transactions
The Board has adopted a written Policy Regarding Transactions with Related Persons (the Related Persons Policy), which is administered by the Company’s Audit Committee. The Related Persons Policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person to the Company (as defined in Item 404(a) of SEC Regulation S-K) has a direct or indirect material interest; provided, however, the Board has determined that certain transactions not required to be reported pursuant to Item 404(a) of SEC Regulation S-K are not considered to be transactions covered by the Related Persons Policy. Under the Related Persons Policy, a related party transaction must be reported to the Company’s legal department and be reviewed and approved or ratified by the Company’s Audit Committee in accordance with the terms of the Related Persons Policy, prior to the effectiveness or consummation of the transaction, whenever practicable. The Company’s Audit Committee reviews all relevant information available to it about the potential related party transaction. The Company’s Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Person in connection with the approval of the related party transaction. The Company also polls its directors and executive officers on a quarterly basis with respect to related party transactions and their service as an officer or director of other entities. The brother-in-law of our CFO, Paul Schwichtenberg, is employed by us as a Senior Manager-Operations and in such capacity earned above the $120,000 reporting threshold in 2022, commensurate with similarly situated employees of the Company. Otherwise, there were no transactions since January 1, 2021, or any currently proposed transactions, that require disclosure as a related party transaction.
Anti-Hedging and Anti-Pledging Policy
The Company’s Insider Trading Policy covers all Company officers, employees, directors and designated consultants. All trading transactions are required to be precleared by the Company’s General Counsel. Specifically, the Company’s policy prohibits the following:
•
Speculative trading such as short sales, “sale against the box” or any equivalent transactions

•
Hedging transactions such as “cashless” collars, forward sales, equity swaps and other similar instruments

•
Pledging shares

•
Purchasing stock “on margin”

•
Trading during blackout periods

EXECUTIVE OFFICERS
The Company’s executive officers are set forth in the table below. Biographical information for Mr. Peisert is set forth above under “Board of Directors and Director Nominees.”
Name	Age	Position
Daniel A. Peisert	48	President and Chief Executive Officer
Paul Schwichtenberg	52	Senior Vice President and Chief Financial Officer
Ajay Patel	39	Senior Vice President and Chief Accounting Officer
Sam Schlessinger	41	Senior Vice President and General Counsel
Paul Schwichtenberg has served as the Company’s Senior Vice President, Chief Financial Officer since March 11, 2021, prior to which he served as the Company’s Vice President, Finance from April 2018 when he joined the Company. Prior to joining the Company, he served as Director of Pricing and Planning for AbbVie, a biopharmaceutical company, from October 2013 to April 2018 where he led the U.S. Commercial Pricing Team. Prior to this, Mr. Schwichtenberg served as Controller for Radio Flyer, Inc., a consumer products company, from October 2010 to October 2013. From 2000 to October 2010, Mr. Schwichtenberg served at Takeda Pharmaceuticals in various roles of increasing responsibility, most recently as Senior Director and Controller. Prior to entering the pharmaceutical industry, he served as a senior auditor at Wolf & Company LLP. Mr. Schwichtenberg holds a B.S. degree in Business Administration from Roosevelt University and is a certified public accountant (CPA).
Ajay Patel has served as Senior Vice President and Chief Accounting Officer since March 11, 2021, prior to which he served as the Company’s Vice President, Controller from July 2019 when he joined the Company. Prior to joining the Company, from February 2018 to July 2019 he served as Director, Technical Accounting & Accounting Policy at US Foods, a food service distributor, where he was responsible for establishing and maintaining company-wide accounting policies. From June 2006 to February 2018, Mr. Patel served at Ernst & Young LLP (Ernst & Young), a multinational professional services network, in various roles of increasing responsibility in its Assurance practice leading financial statement audits of strategic key clients. Mr. Patel holds a B.S. degree in Finance from the University of Illinois, a Masters degree in accounting from the University of Virginia and is a certified public accountant (CPA).
Sam Schlessinger has served as Senior Vice President and General Counsel since July 1, 2021, and became an executive officer of the Company in March 2022. Mr. Schlessinger previously served as the Company’s Vice President, Legal from February 2021 through June 2021 and as Senior Counsel from May 2020 to February 2021. Prior to joining the Company, Mr. Schlessinger provided outsourced corporate and securities legal services to the Company from 2019 to 2020 through Axiom Law. Prior to that, he served as: a corporate partner at Dentons LLP from 2015 to 2018, where he advised public and privately-held clients in mergers and acquisitions, buyouts and recapitalizations, and securities transaction; a corporate associate at Dentons LLP from 2012 to 2015; and a corporate associate at McDermott Will & Emery LLP from 2006 to 2012. Mr. Schlessinger holds a B.A. degree in mathematics from Pomona College and a Juris Doctorate from the University of Illinois.

EXECUTIVE COMPENSATION
EXECUTIVE SUMMARY
2022 Key Business Results
During fiscal 2022, the Company continued to advance and expand its strategic shift to a new digital, non-personal commercial model. Management and the Board believed that this change would best position the Company for future sustainable value creation. The Company notes the following key results for fiscal 2022:
•
Delivered full year product sales of $155.1 million, a 41.8% increase compared to fiscal 2021.

•
Delivered full year GAAP net income of $109.6 million, improved from a net loss of $1.3 million for fiscal 2021.

•
Increased non-GAAP adjusted EBITDA compared to fiscal 2021.

•
Completed the acquisition of Sympazan from Aquestive Therapeutics, Inc., including extended patent protection to 2040.

For 2022, management established five key priorities. The highlights of fiscal 2022 track closely with these priorities, as further described below:
1.
Retain our Employees, Attract New Talent and Continue to Build upon our Culture of Teamwork, Inclusion & Results:   The Company continues to hire or promote an experienced and talented management team with a track record of success in growing businesses and executing mergers and acquisitions.

2.
Prove the Efficacy of our New Commercial Model, Transition Otrexup away from traditional in-person promotion:   The Company reported growth of 41.8% in net product sales, derived from higher net pricing due to a strategic shift to more profitable channels and the successful integration of Otrexup, and increased adjusted EBITDA.

3.
Reduce our Concentration in Indocin:   While Indocin net product sales continued to grow in 2022 and remain a significant source of revenue, the Company addressed supply challenges important to its ability to grow Otrexup sales and acquired Sympazan from Aquestive Therapeutics, Inc., both of which provide opportunities to further diversify sales. The Company is actively evaluating a pipeline of potential new assets which can further diversify the platform.

4.
Execute on a Comprehensive Life Cycle Management Program for Indocin:   The Company aligned its commercial efforts to maximize Indocin net product sales through more favorable channels and advanced plans to commence an Indocin clinical trial, expected to begin enrollment in 2023.

5.
Improve our Balance Sheet and Cost of Capital:   The Company generated $78.6 million in cash flow from operations during 2022, and in August 2022 closed a $70 million convertible senior notes offering. The 2022 five-year convertible senior notes feature a reduced interest rate and no amortization requirements, as compared to the prior senior notes, which we repaid using proceeds of the new offering. Assertio ended the year with cash and cash equivalents of $64.9 million at December 31, 2022.

Stockholder Engagement and Say-on-Pay
We believe that regular, transparent communications with our stockholders are essential to our long-term success. We value the opinions of our stockholders, and we are committed to building and maintaining a robust stockholder engagement program to solicit feedback and encourage open and transparent honest discussion about our Company and our executive compensation and governance programs.
We engage with our stockholders in a variety of ways, including soliciting direct feedback on specific matters, active participation in equity conferences and investor events across the United States and through frequent meetings with stockholders, prospective stockholders, and investment analysts. These meetings regularly include our Chief Executive Officer and Chief Financial Officer.

As part of our engagement efforts, we seek to provide our investors with insight into our business and practices, answers to their questions, and responses to the valuable insight and feedback they share. We also review and discuss stockholder feedback internally to help ensure we are proactively assessing and informing our policies, programs, and areas of focus, as well as balancing the priorities of our stockholders.
Over the course of 2022 and early 2023, as part of our outreach and engagement efforts, we have engaged with stockholders across varying position sizes and classification. In the course of those conversations, the Company has addressed executive compensation, corporate governance, and other matters relevant to these audiences. Through these engagements, we seek to provide stockholders and potential stockholders with an overview of our Company, answers to questions, responses to feedback, and context and insight into our practices.
Finally, as part of this process, the Compensation Committee retains MorganHR, a leading independent compensation consulting firm, to maintain insight on current pay practices and ensure that our approach effectively balances competitive market practices, stockholder expectations, best-practice governance standards and our business strategy. We continue to closely monitor and evaluate the elements of these programs in an effort to align the interests of our executive team with the interests of our stockholders and to address material matters that our stockholders raise.
What Guides Assertio’s Program
Executive Compensation Philosophy
The Company strives to align executive compensation with business results and stockholder interests. In this spirit, the Company offers a competitive compensation program that allows its NEOs to share in its financial success when they deliver performance that helps achieve short- and long-term corporate goals and increases in stockholder value. On an overall basis, target total compensation for the Company’s NEOs is calibrated to the market median of a blend of its peer group and size-appropriate survey data from the life sciences industry. Certain executives may be above or below the market median depending on their individual experience level and the value of their role to the organization. In addition, the majority of compensation for all NEOs is in the form of long-term incentive compensation and therefore earned compensation can be above or below target depending on the Company’s and individual performance.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning compensation earned for services rendered to the Company by each of our named executive officers for fiscal years 2022 and 2021, as applicable, as determined in accordance with applicable SEC rules.
Name & Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Options Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Danie1 A. Peisert President & Chief Executive Officer	2022	589,990	137,500	1,717,937	2,095,817	1,428,069	24,709	5,994,021
	2021	580,659	137,500	2,477,274	1,041,871	933,911	45,500	5,216,713
Paul Schwichtenberg(5) Senior Vice President & Chief Financial Officer, Former Vice President, Finance	2022	359,365	44,250	609,484	747,954	354,266	22,998	2,138,318
	2021	341,770	44,250	619,318	261,861	214,224	33,828	1,515,251
Ajay Patel(6) Senior Vice President & Chief Accounting Officer, Former Vice President, Controller	2022	349,115	22,125	609,484	747,954	342,583	28,192	2,099,453
	2021	325,860	22,125	619,318	261,861	205,504	17,433	1,452,100

(1)
Reflects cash awards paid to each named executive officer pursuant to the Company’s Long-Term

Incentive Awards, which were granted in February 2020 and vest on each of the first three anniversaries of the grant date assuming continued employment through the applicable vesting date.
(2)
The amounts shown in the Stock Awards and Option Awards columns represent the grant date fair value of stock options and restricted stock units, including the Performance Equity Awards (as defined in “— Narrative to Summary Compensation Table — Performance-Based Equity Awards” below), determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions made in the valuation reflected in these columns are set forth in the following notes to the Company’s Consolidated Financial Statements:

For Stock and Option Awards Granted in Fiscal Year	Consolidated Financial Statements	Included with Form 10-K Filed:	Note
2022	December 31, 2022	March 08, 2023	15
2021	December 31, 2021	March 10, 2022	15

(3)
Reflects amounts paid to each named executive officer pursuant to the Company’s annual cash bonus plan which pays out to participants based on levels of performance against corporate financial metrics and business process goals. Amounts listed for 2022 also include payment of the following one-time cash retention bonuses: In 2022, as part of the Company’s 2021 annual cash bonus program (i) Mr. Peisert received a special one-time cash retention bonus equal to 50% of his 2021 annual cash bonus, and (ii) Messrs. Schwichtenberg and Patel each received a special one-time cash retention bonus equal to 75% of their respective 2021 annual cash bonus for continued employment with the Company as of September 15, 2022.

(4)
For Mr. Peisert, 2022 amounts reflect $13,154 in Company 401(k) match, life insurance premiums, and executive medical benefits. For Mr. Schwichtenberg, 2022 amounts reflect $12,879 in Company 401(k) match, life insurance premiums, and executive medical benefits. For Mr. Patel, 2022 amounts reflect $17,353 in Company 401(k) match, life insurance premiums, and executive medical benefits. The Company provides the named executive officers with health, medical and other non-cash benefits generally available to all salaried employees, which are not included in these columns pursuant to SEC rules.

(5)
Mr. Schwichtenberg commenced his role as Senior Vice President and Chief Financial Officer on March 11, 2021. Amounts paid to Mr. Schwichtenberg during 2021 reflect compensation paid in his role as Vice President, Finance from January 1, 2021, through March 10, 2021, and Senior Vice President and Chief Financial Officer from March 11, 2021 through December 31, 2021.

(6)
Mr. Patel commenced his role as Senior Vice President and Chief Accounting Officer on March 11, 2021. Amounts paid to Mr. Patel during 2021 reflect compensation paid in his role as Vice President, Controller from January 1, 2021, through March 10, 2021, and Senior Vice President and Chief Accounting Officer from March 11, 2021 through December 31, 2021.

Narrative to Summary Compensation Table
Annual Cash Bonus Opportunity
To tie a significant portion of their annual cash compensation to actual performance, each NEO is eligible for a cash bonus award under the Company’s annual bonus plan, based on the achievement of the financial and business process goals for the Company.
A target annual bonus opportunity is established annually and may be adjusted from time to time by the Compensation Committee in connection with an NEO’s promotion or performance. The table below shows the 2022 target annual cash bonus opportunities, for each of the NEOs.
NEO	Base Salary	Target Bonus Opportunity (As a % of Salary)
Daniel A. Peisert	$592,868	110%
Paul Schwichtenberg.	$361,118	45%
Ajay Patel	$350,818	45%

2022 Performance Measures
For 2022, the Company’s annual bonus plan for named executive officers pays out to participants based on levels of performance against corporate financial metrics (60% for the NEOs other than the CEO, split 30% Net Product Sales Excluding Otrexup and 30% Operating Cash Flow; and 75% for the CEO, split 35.0% Net Product Sales Excluding Otrexup and 40.0% Operating Cash Flow) and corporate business process goals (40% for NEOs other than the CEO and 25% for the CEO) and if applicable, individual business process goals, as reviewed by the Compensation Committee. The combination of corporate financial metrics and corporate business process goals ensures that the Company has the right balance between accountability to annual financial goals and support for our business strategy. A detailed description of the performance metrics and the calculation of the actual amounts paid to each of the Company’s NEOs are provided below. For 2022, the Company used Net Product Sales Excluding Otrexup and Operating Cash Flow as the primary performance measures because they provide a reliable indicator of the strength of its overall financial results. Performance and associated payout levels for each corporate metric are provided below:
Net Product Sales Excluding Otrexup			Operating Cash Flow
Performance Level	Payout Percentage*	Actual Result	Performance Level	Payout Percentage*	Actual Result
Less than $104.0M	0%	$143.9 M (150% Payout)	Less than $34.0M	0%	$78.6M (200% Payout)
$104.0M (90% of Target)	50%		$34.0M (90% of Target)	50%
$115.3M (100% of Target)	100%		$39.9M (100% of Target)	100%
$127.0M (110% of Target)	150%		$48.0M (110% of Target)	200%

*
Payouts are interpolated on a straight-line basis if actual achievement levels are between threshold, target, or maximum performance levels.

Following the completion of the fiscal year, the Compensation Committee assesses the Company’s performance relative to the corporate financial metrics and applies a “corporate financial payout multiplier” based on that performance. A corporate multiplier of 100% reflects 100% achievement of corporate objectives. The Corporate financial goals payout percentages can range between 0-200%. For 2022, the corporate financial payout multiplier was 150% for Net Product Sales Excluding Otrexup and 200% for Operating Cash Flow. Actual payout level is based on a straight-line interpolation against threshold, target and maximum performance levels for Operating Cash Flow and Net Product Sales Excluding Otrexup. The Board makes the final determination of the corporate payout multiplier, after receiving a recommendation from the Compensation Committee. The weighting of the achievement of corporate financial objectives as a portion of an executive’s total corporate bonus payout is 60% for the NEOs other than the CEO and 75% for CEO.
With respect to corporate business process goals (40% of overall corporate bonus payout for the NEOs other than the CEO and 25% for CEO), the Compensation Committee assesses performance relative to the predetermined goals and weightings and applies a “corporate business process payout multiplier” based on that assessment. The corporate business process goals payout percentages can range between 0-100%. There is no upside payout for overachievement. For 2022, the corporate business process payout multiplier was 59.5%. For 2022, the corporate business process goals were:
Otrexup Integration	(10% of overall bonus for NEOs excluding CEO; 6.2% for CEO)
Operations Strategic Build	(7.5% of overall bonus for NEOs excluding CEO 4.7% for CEO)
Investor Relations Outreach	(5.0% of overall bonus) for NEOs excluding CEO; 3.1% for CEO)
Indocin Life Cycle	(10% of overall bonus for NEOs excluding CEO; 6.2% for CEO)
Trade Synergies	(7.5% of overall bonus for NEOs excluding CEO; 4.7% for CEO)
With respect to individual business process goals (30% of overall bonus payout for select NEOs), the Compensation Committee assesses performance relative to the predetermined goals and weightings and applies a “individual business process payout multiplier” based on that assessment. The individual business process goals payout percentages can range between 0-100%. There is no upside payout for overachievement. For 2022, the individual metrics, by NEO, were as follows:
NEO	Individual Business Process Goals (30% Weighting)
Paul Schwichtenberg	Debt Repayment Strategy Indocin Support Team Development Portfolio Strategy
Ajay Patel	Operating Cash Flow Otrexup Integration Company Structuring Financial Compliance Team Development
Actual bonus payouts are then determined by calculating the weighted average performance score (combination of corporate financial goals and corporate business process goals) and applying that score to the NEO’s corporate target bonus, which is then multiplied by the NEO’s weighting of the corporate goals. If applicable, the NEO’s individual business process goal score is then multiplied by the NEO’s weighting of their individual process goals. The following table sets forth the Company’s actual payout percentage achieved and illustrates the calculation of the annual cash incentive awards payable to its NEOs under the 2022 bonus plan in light of these performance results.
NEO	Base Salary	Bonus Target %	Total Corporate Multiplier %	Corporate Weighting %	Total Corporate Payout $	Total Individual Multiplier %	Individual Weighting %	Total Individual Payout $	Total Payout $
Daniel A. Peisert	$592,868	110%	147.4%	100%	$961,113	N/A	N/A	N/A	$961,113
Paul Schwichtenberg	$361,118	45%	128.8%	70%	$146,456	96.7%	30%	$47,142	$193,598
Ajay Patel	$340,600	45%	128.8%	70%	$142,279	97.5%	30%	$46,176	$188,455
Long-Term Cash Awards
In 2020, each of the named executive officers received long-term cash awards, which vest over three years and a portion of which vested in 2022 and thus is reported as compensation for 2022 in the Summary Compensation Table.
Long-Term Equity Incentive Awards
In 2022, the Compensation Committee granted time-vesting Restricted Stock Units (RSUs) and stock options. The targeted annual grant value more closely aligns Assertio’s executives to the long-term interests of its stockholders. The RSUs and option awards granted by Assertio vest in three equal installments over three years.
The Compensation Committee determines the size of a particular equity award based on a holistic assessment of several factors, including competitive market levels, the executive’s past performance and future potential, the Company’s performance relative to corporate objectives, and recent growth or decline in stockholder value. Historically, annual grants have been made in the first quarter of the fiscal year, however, in 2022, the Compensation Committee granted the RSUs and stock options in May The date of the meeting of the Compensation Committee at which equity grants are made is set in advance and is not coordinated with the release of information concerning the Company’s business. The target grant amounts were approved by the Compensation Committee with the number of RSUs determined using a 10-day average stock price preceding the date of grant and the number of stock options determined using Black-Scholes model valuation as of the grant date closing stock price. Values for annual equity award grants made in 2022 for each NEO (and which vest one third annually beginning on May 12, 2023, are shown below:

NEO	NEO Status	Time-Based RSU Value	Time-Based Stock Option Value
Daniel A. Peisert	Current NEO	$1,000,000	$1,000,000
Paul Schwichtenberg	Current NEO	$250,000	$250,000
Ajay Patel	Current NEO	$250,000	$250,000
Performance-Based Equity Awards
On May 12, 2022, the Compensation Committee also granted NEOs performance-based RSUs and performance-based stock options (collectively, the “Performance Equity Awards”). The Performance Equity Awards will vest on or after the one-year anniversary of the grant date if and only if the Company’s common stock closes on any trading day after the grant date at or above $[    ] per share (any such date, an “Initial Performance Trigger Date”) and, thereafter, the Company’s common stock also closes at or above $[   ] per share on the one week anniversary of the date of the Company’s second consecutive earnings release following such Initial Performance Trigger Date. The Performance Equity Awards will expire without value if they have not vested on or before the date that is eight calendar days following the date on which the Company releases its earnings for the second quarter of 2025 and vesting is subject to the terms and conditions of our Amended and Restated 2014 Omnibus Incentive Plan (the 2014 plan). The number of shares subject to these grants made in 2022 for each NEO are shown below:
NEO	NEO Status	Performance-Based RSUs	Performance-Based Stock Options
Daniel A. Peisert	Current NEO	400,000	400,000
Paul Schwichtenberg	Current NEO	200,000	200,000
Ajay Patel	Current NEO	200,000	200,000
Risk Management and Mitigation of Compensation Policies and Practices
The Compensation Committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factor (including that awards under our Amended and Restated 2014 Omnibus Incentive Plan may be subject to recovery or clawback under our clawback policy adopted November 6, 2018), and reviewed these items with its independent consultant, MorganHR, which was engaged directly by the Compensation Committee. In addition, our Compensation Committee asked MorganHR to conduct an independent risk assessment of our executive compensation program. Based on these reviews and discussions, the Compensation Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business. The Compensation Committee has reviewed the independence of MorganHR in light of SEC rules and has affirmatively determined that the work performed by MorganHR does not raise any conflict of interest.
For the foregoing reasons, the Compensation Committee has concluded that the programs by which our executives are compensated strike an appropriate balance between short-term and long-term compensation and incentivize our executives to act in a manner that prudently manages enterprise risk.
Other Compensation Practices and Policies that Align Assertio’s NEOs to Its Stockholders
Stock Ownership Policy
To align the interests of our management and directors with those of our stockholders, the Board of Directors concluded that Assertio NEOs and non-employee directors should have a significant financial stake in the Company’s stock. To further that goal, we implemented stock ownership guidelines (the “Guidelines”) in 2017. The NEOs are required to hold a specific level of equity ownership as outlined below:
Executives:   The Guidelines apply to the NEOs in two tiers. The stock ownership levels under the Guidelines, expressed as a multiple of the Covered Executive’s annual base salary rate of January 1st of the year are as follows:

Tier	Covered Executives	Multiple of Salary
Tier One	Chief Executive Officer	4x Salary
Tier Two	Other NEOs	2x Salary
The shares counted toward these ownership requirements include shares owned outright, unvested restricted stock and vested performance stock units.
Non-Employee Directors:   Our directors are required to maintain a stock ownership level that is equal to three times their annual Board cash retainers.
Both NEOs and non-employee directors have five years from commencement of their service to meet their respective Guidelines. As of January 1, 2023, all of our NEOs and all non-employee directors were in compliance with achieving the Guidelines within the aforementioned timeframe.
Clawback Policy
Under our clawback policy, if our Board of Directors reasonably determines there has been a material restatement due to material noncompliance with financial reporting requirements under the securities laws; the Board will review all incentive payments that were made to executive officers and all equity awards granted to executive officers on the basis of having met or exceeded specified performance targets in payments or awards made during the three (3) full fiscal years prior to the filing of the Current Report on Form 8-K or other SEC filing announcing the restatement. If such payments and/or awards would have been lower had they been calculated based on such restated results, the Board will, to the extent permitted by governing law, seek to recoup for the benefit of the Company such payments to and/or equity awards held by executive officers who are found personally responsible for the material restatement, as reasonably determined by the Board, by requiring such executive officers to pay such amount(s) to the Company, by set-off, by reducing future compensation, or by such other means or combination of means as the Board reasonably determines to be appropriate.
In addition, in the event that the Board reasonably determines that an executive officer (i) has materially violated the Company’s Code of Conduct by directing, participating or engaging in corrupt business practices, including fraud, resulting or likely to result in substantial and material damage to the Company or its subsidiaries or (ii) engaged in misconduct in the performance of the executive officer’s duties to the Company resulting or likely to result in the creation or perpetuation of a hostile work environment, the Board may, to the extent permitted by governing law, seek to recoup for the benefit of the Company all incentive payments that were made to the executive officer and all equity awards granted to the executive officer (1) after the date on which such conduct occurred or commenced or (2) within the twelve (12) months preceding such date, in each case, by requiring such executive officer to pay such amount(s) to the Company, by set-off, by reducing future compensation, or by such other means or combination of means as the Board reasonably determines to be appropriate.
For fiscal 2022, the Board determined it did not require any recoupment of any incentive payments or equity compensation. The Company intends to timely adopt any changes to its clawback policy that may be necessary to comply with the final Nasdaq listing standards implementing the requirements of the Exchange Act Rule 10D-1.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding outstanding equity awards held by the named executive officers as of December 31, 2022.
			Option Awards					Stock Awards
Name	Award Type	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Amounts (#)	Option Exercise Price ($)	Expiration Date	Number of Restricted Stock Units That have Not Vested (#)	Market Value of Restricted Stock Units That have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Daniel A. Peisert	Stock Option(2)	11/8/2017	23,917	—	—	22.80	11/8/2027	—	—	—	—
	RSU(3)	2/4/2020	—	—	—	—	—	30,968	133,162	—	—
	Stock Option(4)	5/19/2020	50,001	—	—	3.20	5/19/2030	—	—	—	—
	RSU(3)	2/11/2021	—	—	—	—	—	378,788	1,628,788	—	—
	Stock Option(5)	12/1/2021	311,667	623,333	—	1.31	12/31/2031	—	—	—	—
	RSU(3)	5/12/2022	—	—	—	—	—	456,204	1,961,677	—	—
	Stock Option(5)	5/12/2022	—	438,859	—	2.63	5/12/2032	—	—	—	—
	Performance-Based RSU(6)	5/12/2022	—	—	—	—	—	—	—	400,000	1,720,000
	Performance-Based Stock Option(6)	5/12/2022	—	—	400,000	2.63	5/12/2032	—	—	—	—
Paul Schwichtenberg	RSU(3)	2/4/2020	—	—	—	—	—	9,966	42,854	—	—
	RSU(3)	2/11/2021	—	—	—	—	—	94,697	407,197	—	—
	Stock Option(5)	12/1/2021	78,334	156,666	—	1.31	12/31/2031	—	—	—	—
	RSU(3)	5/12/2022	—	—	—	—	—	114,051	490,419	—	—
	Stock Option(5)	5/12/2022	—	109,649	—	2.63	5/12/2032	—	—	—	—
	Performance-Based RSU(6)	5/12/2022	—	—	—	—	—	—	—	200,000	860,000
	Performance-Based Stock Option(6)	5/12/2022	—	—	200,000	2.63	5/12/2032	—	—	—	—
Ajay Patel	RSU(3)	2/4/2020	—	—	—	—	—	4,983	21,427	—	—
	RSU(3)	2/11/2021	—	—	—	—	—	94,697	407,197	—	—
	Stock Option(5)	12/1/2021	78,334	156,666	—	1.31	12/31/2031	—	—	—	—
	RSU(3)	5/12/2022	—	—	—	—	—	114,051	490,419	—	—
	Stock Option(5)	5/12/2022	—	109,649	—	2.63	5/12/2032	—	—	—	—
	Performance-Based RSU(6)	5/12/2022	—	—	—	—	—	—	—	200,000	860,000
	Performance-Based Stock Option(6)	5/12/2022	—	—	200,000	2.63	5/12/2032	—	—	—	—

(1)
The values shown are based on $4.30 per share, which was the closing price of our common stock on December 30, 2022.

(2)
This stock option vested in full on September 18, 2021.

(3)
One third of this RSU award vests on each of the first three anniversaries of the grant date, assuming continued employment through the applicable vesting date.

(4)
This stock option vested in full on May 19, 2021.

(5)
One third of this stock option award vests on each of the first three anniversaries of the grant date, assuming continued employment through the applicable vesting date.

(6)
The performance-based RSUs and performance-based stock options will vest on or after the one-year anniversary of the grant date if and only if the Company’s common stock closes on any trading day after the grant date at or above $[    ] per share (any such date, an “Initial Performance Trigger Date”) and, thereafter, the Company’s common stock also closes at or above $[    ] per share on the one week anniversary of the date of the Company’s second consecutive earnings release following such Initial Performance Trigger Date. The performance-based RSUs and performance-based stock options will expire without value if they have not vested on or before the date that is eight calendar days following the date on which the Company releases its earnings for the second quarter of 2025 and vesting is subject to the terms and conditions of the 2014 Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company is party to Management Continuity Agreements with each of its executive officers. Pursuant to the terms of the Management Continuity Agreements, upon the termination of an executive officer’s employment by the Company other than for Cause, death or Disability, or upon his termination for Good Reason (each as defined in the Management Continuity Agreements), within the period beginning ninety days prior to a Change in Control and ending twenty-four months following a Change in Control (the Change in Control Period), the executive will be entitled to (i) a lump sum cash payment in an amount equal to the sum of three times (if the executive is the CEO) or one and a half times (if the executive is not the CEO) the higher of (1) the base salary which the executive was receiving immediately prior to the Change in Control or (2) the base salary which the executive was receiving immediately prior to their termination of employment, plus three times (if the executive is the CEO) or one and a half times (if the executive is not the CEO) the executive’s annual target bonus; (ii) payment of the full cost of the health insurance benefits provided to the executive and the executive’s spouse and dependents through the earlier of the end of the 36-month period (if the executive is the CEO) or 18-month period (if the executive is not the CEO) following the date of termination or the date upon which executive is no longer eligible for such COBRA or other benefits under applicable law; (iii) payment of any earned but unpaid annual bonus for the year immediately preceding the year of termination, (iv) outplacement services not to exceed $5,000 per month for up to three consecutive months and (v) 100% of the executive’s unvested option shares, restricted stock, restricted stock units, other equity-based awards and other long-term incentive awards shall become immediately vested. Pursuant to the terms of the Management Continuity Agreements, in the event of a termination that occurs prior to the date of the Change in Control, then if any of the executive’s unvested option shares, restricted stock, restricted stock units, other equity-based awards and other long-term incentive awards are forfeited as the result of such termination of employment, the executive shall be entitled to receive a lump sum cash payment equal to the value of all such awards that were forfeited as the result of such termination of employment.
In addition, pursuant to the terms of the Management Continuity Agreements, in the event of the termination of an executive officer’s employment other than for Cause, death or Disability, or due to a voluntary termination for Good Reason, outside of the Change in Control Period, the executive will be entitled to receive severance benefits as follows: (i) acceleration of 12 months of such executive’s unvested Company equity awards if the executive is the CEO, (ii) severance payments for 18 months (if the executive is the CEO) or 12 months (if the executive is not the CEO) after the effective date of the termination equal to the base salary which he was receiving immediately prior to the termination of employment, (iii) payment of the full cost of the health insurance benefits provided to the executive and his spouse and dependents, as applicable, immediately prior to the termination of employment pursuant to the terms of COBRA or other applicable law for 18 months (if the executive is the CEO) or 12 months (if the executive is not the CEO) following the date of termination or, if earlier, until the date upon which the executive is no longer eligible for such COBRA or other benefits under applicable law; (iv) payment of any earned but unpaid annual bonus for the year immediately preceding the year of termination, to be paid at the time the

Company pays bonuses with respect to such year to its executives generally; and (v) outplacement services not to exceed $5,000 per month for up to three consecutive months.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Income (Loss)(6) (in thousands)
2022	$5,994,021	$10,806,039	$2,118,886	$3,643,883	$299	$109,625
2021	$5,216,710	$4,561,296	$1,483,676	$1,326,543	$151	$(1,281)

(1)
The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table.

(2)
The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Deduct Reported Value of Equity Awards(a)	Add (Deduct) Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2022	$5,994,021	$3,813,754	$8,625,772	$10,806,039
2021	$5,216,710	$3,519,145	$2,863,731	$4,561,296

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2022	$6,198,413	$2,061,970	—	$365,388	—	—	$8,625,772
2021	$2,741,070	$50,937	—	$71,724	—	—	$2,863,731

(3)
The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each applicable year are as follows for 2022 and 2021, Paul Schwichtenberg and Ajay Patel.

(4)
The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Deduct Average Reported Value of Equity Awards	Add (Deduct) Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$2,118,886	$1,357,438	$2,882,435	$3,643,883
2021	$1,483,676	$881,179	$724,046	$1,326,543

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2022	$2,267,603	$516,520	—	$98,312	—	—	$2,882,435
2021	$687,277	$15,870	—	$20,899	—	—	$724,046

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative TSR for the fiscal years ended December 31, 2021 and 2022. TSR amounts reported in the graph assume an initial fixed investment of $100.

Compensation Actually Paid and Net Income
The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net income for the fiscal years ended December 31, 2021 and 2022.
DIRECTOR COMPENSATION
The Board has adopted a Non-Employee Director Compensation and Grant Policy (the Director Compensation Policy). The Board believes that the Director Compensation Policy, amended in February 2022, enables us to attract and retain high quality directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further align their interests with those of our stockholders. Our non-employee director compensation program includes cash compensation and equity grants in the form of RSUs through 2022 as described below and in the form of RSUs and options beginning in 2023. We use the same peer group for director compensation comparisons as for executive compensation comparisons, have a comparable compensation strategy and review our program annually with the assistance of our compensation consultant.
Cash Compensation
In 2022, non-employee directors were eligible to receive annualized cash retainers of $55,000 under our Director Compensation Policy. Our non-executive chairman of the Board received an additional $40,000 annual retainer. Additional annualized cash retainers in the amount set forth below were paid to the chairs of each Board committee and to each non-employee director serving as a committee member in 2022:
Committee Name	Committee Chair Retainer	Non-Chair Committee Member Retainer
Audit	$25,000	$12,500
Compensation	$20,000	$10,000
Nominating and Corporate Governance	$15,000	$6,000
Restricted Stock Units
In addition to the cash compensation described above, in accordance with the Director Compensation Policy, each non-employee director then-serving received, on the date of the 2022 Annual Meeting of Stockholders, an award of restricted stock units having a value of $190,000 based on a 10-day average stock price preceding the date of grant that vest on the first anniversary of date on which such award of restricted stock units were made.

Director Compensation
The following table summarizes non-employee director compensation during fiscal year 2022. Mr. Peisert did not receive equity or cash compensation for his service on the Board. All cash and equity compensation paid to, or earned by, Mr. Peisert in fiscal year 2022 in his capacity as the Company’s President and Chief Executive Officer is reflected in the executive compensation tables set forth above.
Name	Fees Earned or Cash ($)(1)	Stock Awards ($)(2)	Paid in Total ($)
Heather L. Mason	$92,500	$190,692	$283,192
William T. McKee	$86,000	$190,692	$276,692
Peter D. Staple	$107,500	$190,692	$298,192
James L. Tyree	$75,000	$190,692	$265,692

(1)
Consists of the amounts described above under “Cash Compensation” for 2022 including annual cash retainers, committee chair retainers and committee member retainers, including any retainer fees deferred pursuant to the Company’s non-employee directors’ deferral program.

(2)
Amounts shown represent the grant date fair value of restricted stock unit awards granted in fiscal year 2022 as described above and as calculated in accordance with FASB ASC Topic 718. For more information, including a discussion of valuation assumptions, see Note 15 to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2022.

The following table sets forth the aggregate number of outstanding options and restricted stock units held as of December 31, 2022 by each individual who served as a non-employee director in 2022.
Name	Options	Restricted Stock Units
Heather L. Mason	—	86,286
William T. McKee	7,317	195,252
Peter D. Staple	11,344	96,182
James L. Tyree	4,621	86,286
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth certain information regarding securities authorized for issuance under the Company’s equity incentive plans as of December 31, 2022. The Company’s equity incentive plans as of December 31, 2022 include the 2014 Plan, the Second Amended and Restated 2004 Equity Incentive Plan (2004 Plan); and the Zyla Life Sciences Amended and Restated 2019 Stock-Based Incentive Compensation Plan (the 2019 Zyla Plan).
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	8,177,405(2)	2.62(3)	1,298,518(4)
Equity compensation plans not approved by security holders	39,292(5)	3.15	118,097(6)
	8,216,697	2.69(3)	1,416,615

(1)
The weighted-average exercise price does not take into account shares issuable upon vesting of outstanding RSUs.

(2)
Number of securities includes (a) 4,251,925 options with a weighted-average remaining life of 9.02 years and (b) 3,925,480 shares of common stock to be issued following the vesting of RSUs for which no exercise price will be paid.

(3)
The calculation of weighted average exercise price includes only outstanding stock options.

(4)
Represents shares available for issuance under the 2014 Plan. There are no shares available for issuance pursuant to new awards under the 2004 Plan or the 2019 Zyla Plan.

(5)
Number of securities granted as inducement awards includes (a) 18,554 options with a weighted-average remaining life of 9.50 years and (b) 20,738 shares of common stock to be issued following the vesting of RSUs for which no exercise price will be paid.

(6)
Represents inducement shares available to be issued as of December 31, 2022.

The RSUs and options granted as inducement awards were granted to the recipients thereof as an inducement material to each respective recipient’s entry into employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4). These inducement awards are subject to such employee’s continued service relationship with the Company, terms and conditions substantially identical to the terms and conditions of the 2014 Plan and the award agreements pursuant to which they were granted. The RSUs and options vest on an annual basis over three years beginning on the anniversary of each individual’s applicable employment commencement date.
AUDIT RELATED MATTERS
Audit Committee Report
Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of Assertio and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.
Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.
In this context and in connection with the audited financial statements contained in Assertio’s Annual Report on Form 10-K, the Audit Committee:
•
reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2022 with Assertio’s management and the independent registered public accounting firm;

•
discussed with Grant Thornton LLP, Assertio’s independent registered public accounting firm, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and SEC;

•
received and reviewed the written disclosures and the letter from Grant Thornton LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the auditors their independence; and

•
based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in Assertio’s Annual Report on Form 10-K for the fiscal year ended

December 31, 2022 filed with the SEC; and instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.
AUDIT COMMITTEE
William T. McKee, Chair
Heather L. Mason
Peter D. Staple
James L. Tyree
Fees Paid to Independent Registered Public Accounting Firm
Effective March 18, 2021, the Audit Committee approved the appointment of Grant Thornton LLP (Grant Thornton) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. This action effectively dismissed Ernst & Young LLP (Ernst & Young) as the Company’s independent registered public accounting firm as of March 18, 2021. In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2020, and through the appointment of Grant Thornton on March 18, 2021, there were: (i) no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report, or (ii) reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K). As part of the Company’s transition to Grant Thornton as its independent auditor, Ernst & Young’s billed total audit-related fees of $165,000 in 2021, for the reissuance of their 2020 annual audit opinion and assurance related services.
Set forth below are the aggregate fees for audit and other services provided by Grant Thornton for the years ended December 31, 2022 and 2021, respectively. The Audit Committee takes each of these fees and services into consideration when evaluating the independence of Grant Thornton.
Audit Fees.   Aggregate fees for audit services provided by Grant Thornton totaled approximately $526,459 and $500,000 for 2022 and 2021, respectively. Grant Thornton’s audit fees include fees associated with the annual audit of the Company’s consolidated financial statements, effectiveness of internal control over financial reporting, and review of the interim consolidated financial statements included in quarterly reports.
Audit-Related Fees.   Audit-related fees include fees billed by Grant Thornton for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. Audit-related fees from Grant Thornton were $204,750 and zero for 2022 and 2021, respectively.
Tax Fees.   There were no tax services provided by Grant Thornton for 2022 and 2021.
All Other Fees.   There were no other services provided by Grant Thornton for 2022 and 2021 other than those reported above.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee has adopted a written Pre-Approval Policy (the Pre-Approval Policy), which is administered by the Company’s Audit Committee. The Pre-Approval Policy provides for pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee pre-approved all of the audit, audit-related and tax fees described above under “Fees Paid to Independent Registered Public Accounting Firm.”
The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

OVERVIEW OF PROPOSALS
PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, stockholders will vote on the election of five directors to serve until the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The Board has unanimously nominated Heather L. Mason, William T. McKee, Daniel A. Peisert, Peter D. Staple and James L. Tyree for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve or for good reason will not serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board (to the extent permitted by the SEC rules), or the Board may amend the Bylaws and decrease the size of the Board. The proxies being solicited will be voted for no more than five nominees at the Annual Meeting. The directors will be elected if the number of votes cast for election exceeds the number of votes cast against their election. Stockholders do not have cumulative voting rights in the election of directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER
The Company maintains the Amended and Restated 2014 Omnibus Incentive Plan, which provides for the issuance of long-term incentive compensation, including equity-based awards, to its eligible employees, consultants and non-employee directors.
We are seeking stockholder approval of a proposal to increase the number of shares available for issuance under the 2014 Plan by [       ] shares.
A copy of the 2014 Plan, as proposed to be amended and restated pursuant to this Proposal 2, is attached as Appendix A to this Proxy Statement.
Key Considerations for Requesting Additional Shares
In determining the number of shares to be authorized under the 2014 Plan, as proposed to be amended and restated, the Board considered the following principal factors:
•
Number of Shares Available for Grant under Existing Plan:   As of March 31, 2023, 413,471 shares remained available for issuance under the 2014 Plan. There were no shares available to grant under prior incentive plans. If the Company is unable to grant competitive equity awards, it may be required to offer additional cash-based incentives to replace equity as a means of competing for or retaining talent. This in turn could impact the ability of the Company to achieve its financial goals.

•
Number of Outstanding Awards Under All Plans:   As of March 31, 2023, there were 4,825,368 outstanding stock options, which had a weighted average exercise price of $2.88 and a weighted average remaining contractual life of 8.51 years, and there were 3,941,306 RSU awards outstanding.

•
Employee Engagement and Company Growth and Success:   The Company believes that equity ownership by its employees has a direct correlation to increased employee engagement, which the Company thinks is a key factor in achieving its future financial goals and creating stockholder value. Delivering a significant portion of total compensation in the form of equity compensation is essential to the Company’s core compensation philosophy and exemplifies the Company’s commitment to increasing employee engagement by deploying compensation instruments that drive value creation and create employee owners.

•
Employee Recruitment and Retention:   The Company believes the ability to grant competitive equity awards is a necessary and powerful recruiting and retention tool for it to obtain the quality personnel it needs to move its business forward. The Company believes that equity awards are a long-term incentive that directly links company performance to stock performance. The increase in the share reserve will enable the Company to continue to use equity compensation on a broad basis to help attract, retain and motivate employees and grow its business, develop new products and ultimately increase stockholder value.

The following table sets forth certain information about the 2014 Plan, 2004 Plan, 2019 Zyla Plan and the 87,292 shares remaining available as inducement grants as of March 31, 2023:
Number of new shares being authorized under 2014 Plan	[ ]
Number of shares available for future awards under 2014 Plan (no shares are available for future awards under the 2004 Plan or 2019 Zyla Plan)	413,471
Number of shares relating to outstanding stock options	4,825,368
Number of shares relating to awards of unvested restricted stock units	3,941,306
Number of shares relating to unearned awards of performance stock units	1,000,000
Weighted average remaining term of outstanding stock options	8.51 years
Weighted average exercise price of outstanding stock options	$2.88
Total number of shares available for future awards under 2014 Plan if this proposal is approved	[ ]

The increase of [       ] shares represents approximately [      ]% of the Company’s outstanding shares of common stock as of March 31, 2023. The potential dilution from the [       ] share increase requested to be approved by stockholders is approximately [      ]% of the Company’s common shares outstanding as of March 31, 2023, assuming all [       ] shares are issued in accordance with the 2014 Plan. The Compensation Committee has considered this potential dilution level and believes that the resulting dilution levels are consistent with market practice.
The Company manages its long-term dilution goal by limiting the number of shares subject to equity awards that it grants annually, commonly referred to as burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined as the number of shares granted under the Company’s equity incentive plans divided by the weighted average number of common shares outstanding at the end of the year. The Company has calculated the burn rate under its equity plans for the past three years, as set forth in the following table. The burn rate calculations exclude the 2004 Plan and 2019 Zyla Plan. No shares are available for issuance pursuant to new awards under the 2004 Plan or the 2019 Zyla Plan. During the past three years, no awards were made under the 2004 Plan and no awards were made by the Company under the 2019 Zyla Plan, except for 1,246,469 stock options assumed by the Company in connection with the Company’s acquisition of Zyla Life Sciences in May 2020.
	Options Granted	RSU Shares Granted	PSU Shares Granted	PSU Shares Vested	Net Forfeitures/ Expirations(1)	Weighted Average Number of Common Shares Outstanding	Burn Rate (incl. PSUs at Grant)(2)	Burn Rate (incl. Vested PSUs)(3)	Burn Rate (incl. Vested PSUs and Forfeitures/ Expirations)(4)
Fiscal 2022	1,048,487	1,460,515	1,000,000	—	146,530	47,003,524	7.4%	5.3%	5.0%
Fiscal 2021	2,100,000	2,230,065	—	—	416,601	43,169,000	10.0%	10.0%	9.1%
Fiscal 2020	50,000	1,496,299	—	—	672,855	26,209,000	5.9%	5.9%	3.3%

(1)
Represents forfeitures and expirations of options, RSUs and PSUs in the given period.

(2)
Calculated as (A) total options, RSUs and PSUs granted, divided by (B) weighted average number of common shares outstanding.

(3)
Calculated as (A) total options and RSUs granted plus PSUs vested, divided by (B) weighted average number of common shares outstanding.

(4)
Calculated as (A) total options and RSUs granted plus PSUs vested less expirations and forfeitures, divided by (B) weighted average number of common shares outstanding.

An additional metric that the Company uses to measure the cumulative impact of its equity program is overhang (the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted, divided by the sum of the total number of shares of the Company’s common stock outstanding, plus the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted). If the share increase under the 2014 Plan is approved, the Company’s overhang would approximate [      ]% as of March 31, 2023, and would decline as awards are exercised and/or become vested.
When considering the number of additional shares to add to the 2014 Plan, the Compensation Committee also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2014 Plan was reviewed under scenarios based on a variety of assumptions. The requested increase in shares is expected to satisfy the Company’s equity compensation needs for approximately [      ] years. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the 2014 Plan while minimizing stockholder dilution.

Promotion of Good Corporate Governance Practices
The Company has designed the 2014 Plan to include a number of provisions that it believes promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, employees and consultants and stockholders’ interests. These provisions include, but are not limited to, the following:
•
No Discounted Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than fair market value of the underlying shares on the grant date.

•
No Repricing without Stockholder Approval. At any time when the exercise price of a stock option or SAR is above the market value of the Company’s common stock, the Company cannot, without stockholder approval, “reprice” those awards by reducing the exercise price of such stock option or SAR or exchanging such stock option or SAR for cash, other awards or a new stock option or SAR at a reduced exercise price.

•
One-year minimum vesting provision such that awards granted under the 2014 Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, other than in the case of the participant’s death or disability or in the event of a change in control. In addition, up to 5% of the aggregate number of shares of common stock authorized for issuance under the 2014 Plan may be issued pursuant to awards subject to any, or no, vesting conditions.

•
No Liberal Share Recycling for Appreciation Awards. Shares of common stock that are tendered by a participant or withheld to pay the exercise price or withholding taxes in connection with the exercise or settlement of an outstanding stock option or SAR and shares purchased by the Company in the open market using the proceeds of option or SAR exercises do not become available for issuance as future awards under the 2014 Plan.

•
No “single-trigger” equity vesting upon a “change in control,” except for non-employee directors or in the event that a successor refuses to assume outstanding awards or issue substitute awards in connection with the change in control transaction.

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No Dividends on Unvested Awards, Including on Unearned Performance Awards. The 2014 Plan prohibits the current payment of dividends or dividend equivalent rights on unvested awards, including on unearned performance awards.

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Fungible Share Design. Shares issued in connection with restricted stock, restricted stock units (RSUs) or performance units count against the aggregate share reserve authorized under the 2014 Plan as 1.11 shares for every one share granted pursuant to such awards, which is a higher rate than shares issued upon exercise of stock options and SARs, which count against the aggregate share reserve authorized under the 2014 Plan as one share of common stock.

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No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

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No Evergreen Provision. There is no “evergreen” feature pursuant to which the shares authorized for issuance under the 2014 Plan can be automatically replenished.

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Clawback. Any award under the 2014 Plan may be subject to recovery or clawback by the Company under the Company’s clawback policy adopted November 6, 2018.

The following description of the 2014 Plan is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this Proxy Statement as Appendix A.
Description of the 2014 Plan
Purpose.   The 2014 Plan is designed to attract and retain employees, non-employee directors and consultants of the Company and its subsidiaries, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries by making awards that provide participants with a proprietary interest in the growth and performance of the Company and its subsidiaries.
Administration.   The 2014 Plan is administered by the Compensation Committee of the Board. The Compensation Committee selects the participants and determines the type or types of awards and the number of shares to be optioned or granted to each participant under the 2014 Plan. Subject to the limitations of the 2014 Plan, the Compensation Committee has the power to (x) provide for the extension of the exercisability of an award or, (y) in the event of death, disability, retirement or a change in control, accelerate the vesting or exercisability of an award or otherwise amend or modify the terms of an award in any manner that is (i) not materially adverse to the award recipient or (ii) consented to by the award recipient.
The Compensation Committee supervises the 2014 Plan’s administration and enforcement according to its terms and provisions and has all powers necessary to accomplish these purposes, including, for example, the power to: (i) engage or authorize the engagement of third-party administrators to carry out administrative functions under the 2014 Plan; (ii) construe or interpret the 2014 Plan with full and final authority; (iii) determine questions of eligibility; (iv) make determinations related to 2014 Plan benefits; (v) delegate to the Board or any other committee of the Board its authority to grant awards to certain employees; and (vi) from time to time, adopt rules and regulations in order to carry out the terms of the 2014 Plan. Members of the Board, the Compensation Committee and other officers who assume duties under the 2014 Plan will not be held liable for their actions in connection with administration of the 2014 Plan except for willful misconduct or as expressly provided by law.
The Board may terminate or amend the 2014 Plan at any time with respect to any shares of common stock for which a grant has not yet been made. The Board also has the right to alter or amend the 2014 Plan or any part of the plan from time to time, including increasing the number of shares of common stock that may be granted, subject to stockholder approval as required by the exchange upon which the Company’s common stock is listed at that time or other legal requirements. However, no change in any outstanding grant may be made that would materially reduce the benefits of the participant without the consent of the participant. Repricing of options and SARs is prohibited under the 2014 Plan without the approval of stockholders; options and SARs may not be cancelled in exchange for cash or other awards. In the event of corporate recapitalizations, subdivisions, consolidations, or other corporate events, the Compensation Committee has the authority to adjust outstanding awards as well as the total number of shares available for grant under the plan in accordance with the terms of the 2014 Plan. No awards may be granted under the 2014 Plan on or after May 4, 2029.
Subject to the minimum vesting provisions described in this paragraph, the vesting of awards granted under the 2014 Plan will occur when and in such installments and/or pursuant to the achievement of such performance criteria, in each case, as the Board or Compensation Committee, in its sole and absolute discretion, will determine. Awards granted under the 2014 Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, except that: the Board and/or the Committee may provide that awards become exercisable, vest or settle prior to such date in the event of the participant’s death or disability or in the event of a change in control. Notwithstanding the foregoing, up to 5% of the aggregate number of shares of common stock authorized for issuance under the 2014 Plan may be issued pursuant to awards subject to any, or no, vesting conditions, as the Board and/or the Compensation Committee determines appropriate.
Eligibility and Types of Awards.   All of the Company’s employees, consultants and non-employee directors, and employees and consultants of its subsidiaries, are eligible to receive awards under the 2014 Plan. As of March 31, 2023, approximately 34 individuals were eligible to participate in the 2014 Plan, including the Company’s 4 executive officers, 4 non-employee directors and 26 other employees. Awards under the 2014 Plan may consist of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, cash awards, and other stock-based awards, any of which may be structured as a performance award subject to the achievement of specified performance goals. Only employees of the Company or its subsidiaries may receive grants of incentive stock options.
Available Shares.   Taking into account the proposed share increase under the 2014 Plan, the aggregate number of shares of common stock that may be granted under the 2014 Plan or with respect to which awards

may be granted, subject to adjustment for changes in capitalization, may not exceed [       ] shares, all of which shall be available for incentive stock options and which shares may be either authorized and unissued common stock, shares of common stock held in the treasury or shares of common stock purchased on the open market or by private purchase, or any combination of the foregoing. Each award in the form of shares of common stock (other than options and SARs) granted under the 2014 Plan will be counted against the maximum share limit as 1.11 shares of common stock and each option and SAR will be counted against the maximum share limit as one share of common stock. No further awards have been or will be granted under the Company’s 2004 Equity Incentive Plan since the date of the original stockholder approval of the 2014 Plan.
Shares subject to awards granted under the 2014 Plan that are forfeited, cancelled, terminated or expire unexercised will again become available for awards and the maximum share limit will be increased by the same amount as such shares were counted against the maximum share limit. Shares that are tendered by a participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an award other than options or SARs will become available again for awards under the 2014 Plan. Shares that are (i) tendered by a participant or withheld (1) as full or partial payment to satisfy any withholding tax liabilities related to the exercise or settlement of options or SARs, (2) as payment for the exercise price of an option or SAR or (3) in connection with the settlement of a SAR, (ii) repurchased on the open market with the proceeds of an exercise price of an option or SAR or (iii) reserved for issuance upon grant of a SAR, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise or settlement of such SAR, will not become available again for awards under the 2014 Plan.
Shares issued under awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) will not reduce the maximum share limit and will be available for awards under the 2014 Plan subject to applicable stock exchange listing requirements.
Individual Limits.   No employee may be granted during any calendar year awards consisting of options or SARs that are exercisable for more than 2,000,000 shares of common stock.
In addition to the above, the aggregate dollar value of shares of common stock subject to equity-based awards granted under the 2014 Plan during any calendar year to any one non-employee director may not exceed $600,000.
Adjustment.   In the event of certain corporate transactions or changes in the Company’s capitalization, the number of shares of common stock reserved under the 2014 Plan, the number of shares of common stock covered by outstanding awards under the 2014 Plan, the exercise price or other price in respect of such awards, the individual limitations described in the preceding paragraph and the appropriate fair market value and other price determinations for such awards will each be proportionately adjusted by the Compensation Committee as appropriate to reflect such changes in the Company’s capitalization.
Awards under the 2014 Plan.   The following types of awards may be granted under the 2014 Plan:
Stock Options.   A stock option is a right to purchase common stock at a specified price during specified time periods. The Compensation Committee may make grants under the plan to participants containing such terms as the Compensation Committee may determine. The exercise price of a stock option may not be less than the fair market value of the Company’s common stock on the date of grant. Stock options granted under the 2014 Plan can be either incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)), which have certain tax advantages for recipients, or nonqualified stock options. Stock options granted will become exercisable over a period determined by the Compensation Committee. No stock option will have a term that exceeds 10 years. The availability of stock options is intended to furnish additional compensation to plan participants and to align their economic interests with those of common stockholders.
Stock Appreciation Rights.   The 2014 Plan permits the grant of stock appreciation rights. A stock appreciation right is an award that, upon exercise, entitles participants to receive the excess of the fair market value of the Company’s common stock on the exercise date over the grant price established for the stock appreciation right on the date of grant. Such excess will be paid in cash or shares of common stock. The maximum term of a stock appreciation right is 10 years. The Compensation Committee may determine to make grants of stock appreciation rights under the plan to participants containing such terms as the Compensation Committee may determine. The grant price of a stock appreciation right may not be less than the fair market value of the Company’s common stock on the date of grant. In general, stock appreciation rights granted will become exercisable over a period determined by the Compensation Committee.
The availability of stock appreciation rights is intended to furnish additional compensation to plan participants and to align their economic interests with those of common stockholders. Plan participants will not pay any consideration for the common stock they receive, and thus the Company will receive no payment for the shares.
Restricted Stock.   A restricted stock grant is an award of common stock that vests over a period of time and that during such time is subject to forfeiture. The Compensation Committee may determine to make grants of restricted stock under the plan to participants containing such terms as the Compensation Committee may determine. The Compensation Committee determines the period over which restricted stock granted to participants will vest. The Compensation Committee, in its discretion, may base its determination upon the achievement of specified financial objectives. Dividends made on restricted stock will not be paid with respect to any unvested restricted stock award and will be subject to achievement of any performance goals that apply to the restricted stock.
Restricted Stock Units.   A restricted stock unit is a notional share of the Company’s common stock that entitles the grantee to receive a share of common stock upon the vesting of the restricted stock unit or, in the discretion of the Compensation Committee, cash equivalent to the value of a share of common stock. The Compensation Committee may determine to make grants of restricted stock units under the plan to participants containing such terms as the Compensation Committee may determine.
The Compensation Committee, in its discretion, may grant tandem dividend equivalent rights with respect to restricted stock units that entitle the holder to receive cash equal to any cash dividends made on common stock while the restricted stock units are outstanding. Dividend equivalents on restricted stock units will be subject to achievement of any performance goals that apply to the restricted stock units.
Performance Awards.   A performance award is a right to receive all or part of an award granted under the 2014 Plan based upon performance criteria specified by the Compensation Committee. The Compensation Committee will determine the period over which certain specified company or individual goals or objectives must be met. The performance award may be paid in cash, shares of the Company’s common stock or other awards or property, in the discretion of the Compensation Committee.
Other Stock-Based Awards.   The 2014 Plan permits the grant of stock awards. The terms, conditions and limitations of any stock award are determined by the Compensation Committee.
Cash Awards.   The 2014 Plan permits the grant of awards denominated in cash. The terms, conditions and limitations applicable to a cash award, including vesting or other restrictions, are determined by the Compensation Committee.
Dividends and Dividend Equivalents.   Rights to dividends are extended to and made part of any restricted stock award and dividend equivalents may be extended to and made part of any restricted stock unit or performance unit award, subject in each case to such terms, conditions and restrictions as the Compensation Committee may establish. No dividends or dividend equivalents may be paid, however, with respect to unvested stock awards, including stock awards subject to performance goals. Dividends or dividend equivalents with respect to unvested stock awards may, in the discretion of the Compensation Committee, be accumulated and paid to the participant at the time that such stock award vests.
Termination of Employment.   The treatment of an award under the 2014 Plan upon a termination of employment or service to the Company will be specified in the agreement controlling such award.
Change in Control.   In the event of a change in control (as defined in the 2014 Plan), the Compensation Committee may make such adjustments to awards or other provisions for the disposition of awards as it in good faith deems equitable and is authorized, in its discretion, (1) to provide for the assumption or continuation of an award covering, or the substitution of a new award with, marketable securities (as defined in the 2014 Plan) or other arrangement for an award or the assumption or substitution of the award, so long as such marketable securities have a value equal to the fair market value of the securities underlying such award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the award and if the transaction is a cash merger, provide for the termination of any portion of the award that remains unexercised at the time of such transaction, or (3) to cancel an award and to deliver to the participant cash in an amount that the Compensation Committee may determine in its sole discretion is equal to the fair market value of such award on the date of such event, which in the case of an option or SAR will be the excess (if any) of the fair market value of the common stock on the date over the exercise price of such award.
In the absence of an affirmative determination by the Compensation Committee, each outstanding award, including each performance award, will be assumed or substituted for marketable securities by such successor corporation or a parent or subsidiary of such successor corporation (the Successor Corporation) unless the Successor Corporation does not agree to assume or substitute the award for marketable securities, in which case the vesting of such award will accelerate to a date prior to the effective time of the change in control. The Compensation Committee does not have any obligation to treat all awards in the same manner, including awards of the same type held by similarly situated participants. In the case of non- employee directors only, any outstanding award held at the time of a change in control will automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).
Assignment of Interests Prohibited.   Unless otherwise determined by the Compensation Committee and provided in the applicable award agreement, no award may be assigned or otherwise transferred except by will or the laws of descent and distribution or pursuant to a domestic relations order in a form acceptable to the Compensation Committee. Any attempted assignment of an award in violation of the 2014 Plan will be null and void.
Restrictions.   No payment or delivery of shares of common stock may be made unless the Company is satisfied that payment or delivery will comply with applicable laws and regulations. Certificates evidencing shares of common stock delivered under the 2014 Plan may be subject to stop transfer orders and other restrictions that the Compensation Committee deems advisable. The Compensation Committee may cause a legend or legends to be placed upon the certificates (if any) to make appropriate reference to these restrictions.
Clawback.   Any award under the 2014 Plan will be subject to recovery or clawback by the Company under any clawback policy adopted by the Company.
Tax Withholding.   The Company has the right to deduct taxes at the applicable rate from any award payment and withhold, at the time of delivery or vesting of an award, an appropriate amount of cash or number of shares of common stock for the payment of taxes. The Compensation Committee may also permit withholding to be satisfied by the transfer of shares of the Company’s common stock previously owned by the holder of the award.
Unfunded Plan.   The 2014 Plan is unfunded. Bookkeeping accounts that may be established for purposes of the 2014 Plan are used merely as a bookkeeping convenience. The Company is not required to segregate any assets for purposes of the 2014 Plan, and none of the Company, the Board or the Compensation Committee will be deemed to be a trustee of any benefit granted under the 2014 Plan. The Company’s obligations under the 2014 Plan will be based solely on any contractual obligations that may be created by the 2014 Plan and the award agreements, and no such obligation will be deemed to be secured by any pledge or other encumbrance on the Company’s property. None of the Company, the Board or the Compensation Committee will be required to give any security or bond for the performance of any obligation that may be created by the 2014 Plan.
Certain U.S. Federal Income Tax Consequences
The rules concerning the federal income tax consequences with respect to awards granted and to be granted pursuant to the 2014 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences as in effect as of the date hereof with respect to such grants and does not address issues relating to the income tax circumstances of any individual participant. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.
Incentive Stock Options.   In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.
If the recipient is not continuously employed from the date of grant until the date that is three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).
Nonqualified Stock Options.   A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.
Stock Appreciation Rights.   An individual will not recognize any income upon receipt of a SAR, and the Company will not be entitled to a deduction for federal income tax purposes in the year of grant. Ordinary income will be realized by the holder at the time the SAR is exercised and cash or shares are transferred to the individual. The amount of such taxable income, in the case of a SAR, will be the difference, if any, between the grant price and the fair market value of the Company’s common stock on the date of exercise.
Restricted Stock.   Individuals receiving restricted stock will not recognize any income upon receipt of the restricted stock. Ordinary income will be realized by the holder at the time that the restrictions on transfer are removed or have expired. The amount of ordinary income will be equal to the fair market value of the shares on the date that the restrictions on transfer are removed or have expired. The Company will be entitled to a deduction at the same time and in the same amount as the ordinary income the employee is deemed to have realized. However, no later than 30 days after an employee receives the restricted stock, the employee may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a proper and timely manner, when the restrictions on the shares lapse, the employee will not recognize any additional income. If the employee forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the employee may not claim a deduction with respect to the income recognized as a result of the election.

Generally, when an employee disposes of shares acquired under the 2014 Plan, the difference between the sales price and his or her basis in such shares will be treated as long- or short-term capital gain or loss depending upon the holding period for the shares.
Restricted Stock Units.   Employees who are granted restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, participants generally recognize ordinary income in an amount equal to the fair market value of the units at such time, and the Company will receive a corresponding deduction.
Certain Other Tax Issues.   In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Code which imposes a limitation on the deductibility of compensation paid to certain “covered employees” in excess of $1,000,000 per year), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) if the exercisability or vesting of any award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Officers and directors of the Company subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their awards.
Code Section 409A.   Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) election of deferrals and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% tax on the participant of the deferred amounts included in the participant’s income. The Company intends to structure awards under the 2014 Plan in a manner that is designed to be exempt from or comply with Section 409A.
Plan Benefits
The terms and number of options or other awards to be granted in the future under the 2014 Plan will generally be determined in the discretion of the Compensation Committee. Because no such determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to the Company’s executive officers or other eligible participants cannot be determined at this time; provided, however, it is expected that each continuing non-employee director will receive a grant of restricted stock units with a value of $190,000 (determined using a 10-day average stock price preceding the date of grant) and a grant of stock options with a value of $25,000 on the date of the 2023 Annual Meeting of Stockholders in accordance with the terms of our amended and restated non-employee director compensation program.
As of March 31, 2023, the closing price on Nasdaq of the Company’s common stock was $[      ] per share.
The following table sets forth the aggregate number of shares subject to stock options and other stock awards that have been granted under the 2014 Plan to our named executive officers and the specified groups set forth below from the inception of the 2014 Plan through March 31, 2023 (whether or not outstanding, vested, or forfeited, as applicable):
Name of Individual or Group	Number of Options Granted (#)	Number of Shares Subject to Stock Awards Granted (#)
Daniel A. Peisert President & Chief Executive Officer	2,074,005	1,818,781
Paul Schwichtenberg Senior Vice President & Chief Financial Officer	601,272	569,372
Ajay Patel Senior Vice President & Chief Accounting Officer	601,272	546,677

Name of Individual or Group	Number of Options Granted (#)	Number of Shares Subject to Stock Awards Granted (#)
All current executive officers as a group	3,877,821	3,436,768
All current non-executive directors as a group	62,032	1,020,828
All current employees, including all current officers who are not executive officers, as a group	935,552	1,354,277
SEC Registration.   The Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form S-8 covering the new shares reserved for issuance under the 2014 Plan by the end of 2023.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2014 PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER.

PROPOSAL 3
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Our named executive officers are identified in the “Executive Compensation” section of this Proxy Statement. Pursuant to Section 14A of the Exchange Act, you are voting on a proposal, commonly known as a “say-on-pay” proposal, which gives our stockholders the opportunity to endorse or not endorse our named executive officer pay programs and policies through the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative disclosures related to those tables.”
At our 2017 annual meeting of stockholders, we recommended, and our stockholders approved, unless we modify our policy (including after taking into account the outcome of Proposal 4), that we hold this non-binding, advisory vote on executive compensation on an annual basis, and therefore the next such vote will occur at our 2024 annual meeting of stockholders. The next required vote on frequency (after the frequency vote this year) will occur at our 2029 annual meeting of stockholders.
We believe that our executive compensation program is designed to attract, motivate and retain individuals with the skills required to achieve our business objectives. Our compensation strategy is to provide opportunities to incentivize and reward our named executive officers when they deliver defined performance results that are based on success in a diverse set of businesses. We also align the interests of our executives with those of our stockholders and our long-term interests through stock ownership. We believe that the compensation of our named executive officers for 2022 was appropriate and aligned with our performance results and strategic plan.
In order to be approved on an advisory basis, this proposal must receive the affirmative vote of the majority of the shares of our common stock, present online or by proxy and entitled to vote at the Annual Meeting. Because your vote is advisory, it will not be binding on our Board of Directors. However, our Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.
The Board of Directors recommends you vote FOR the advisory resolution approving the compensation of our named executive officers.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4
ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The Dodd-Frank Act and Section 14A of the Exchange Act enable our stockholders to indicate, every six years, how frequently they believe we should seek an advisory vote to approve the compensation of our named executive officers.
At the 2017 Annual Meeting, our stockholders indicated their preference that the Company solicit a non-binding, advisory approval of the compensation of our named executive officers annually. The Board has adopted a policy that is consistent with that preference.
As it has been six years since our stockholders last voted on the matter, we are again seeking an advisory, non-binding vote from our stockholders as to the frequency with which stockholders will have an opportunity to provide an advisory approval of our executive compensation program. Stockholders have the option of selecting a frequency of one, two or three years, or abstaining.
The Board believes that holding the advisory vote to approve named executive officer compensation annually will allow for timely and valuable feedback from stockholders on executive compensation matters. Gaining an understanding of the reasons behind an advisory vote for or against named executive officer compensation in a given year will require engagement with stockholders, and refining compensation programs warrants thoughtful deliberation and analysis. Accordingly, in order to ensure timely and frequent stockholder feedback, the Board recommends that you vote for the option of EVERY YEAR as the preferred frequency for the future advisory votes to approve the compensation of named executive officers.
As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values the opinions of our stockholders, and will consider the outcome of this vote when determining the frequency of the future advisory votes to approve named executive officer compensation.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OPTION OF “EVERY YEAR”
AS THE PREFERRED FREQUENCY FOR FUTURE ADVISORY VOTES TO APPROVE THE
COMPENSATION OF NAMED EXECUTIVE OFFICERS.

PROPOSAL 5
APPROVAL OF THE CHARTER AMENDMENT FOR OUR SUBSIDIARY ASSERTIO THERAPEUTICS, INC.
General Information
On May 19, 2020, Assertio Therapeutics, Inc. (Therapeutics) implemented a holding company reorganization (the Holding Company Reorganization) pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the DGCL), through which Therapeutics became a subsidiary of Assertio Holdings, Inc. and, subsequently, Assertio Holdings, Inc. merged with Zyla Life Sciences (“Zyla”) in a transaction we refer to as the “Zyla Merger.” As a result of the Holding Company Reorganization, Therapeutics became a direct, wholly-owned subsidiary of Assertio Holdings, Inc, and Assertio Holdings, Inc. replaced Therapeutics as the public company trading on Nasdaq under the ticker symbol “ASRT”.
As required by Section 251(g) of the DGCL, in connection with the Holding Company Reorganization, Therapeutics’ Amended and Restated Certificate of Incorporation was further amended (as so amended and restated, the Therapeutics Charter) to provide that all acts or transactions involving Therapeutics, other than the election or removal of directors, that require the approval of the Company as Therapeutics’ sole stockholder will also require the approval of the Company’s stockholders by the same vote as is required by the DGCL and the Therapeutics Charter (the Pass-Through Voting Provision). Accordingly, the Pass-Through Voting Provision gives the Company’s stockholders direct voting rights with respect to matters affecting Therapeutics that would otherwise only require the approval of the Company as Therapeutics’ sole stockholder. Absent a provision like the Pass-Through Voting Provision, there is no general requirement under Delaware law that stockholders of a parent entity be given the right to vote on transactions involving the parent entity’s wholly-owned subsidiaries.
The Board seeks approval from the Company’s stockholders to amend the Therapeutics Charter to remove the Pass-Through Voting Provision. Among other things, the elimination of the Pass-Through Voting Provision would allow the Company, as Therapeutics’ sole stockholder, to approve certain corporate acts relating to Therapeutics without the additional approval of the Company’s stockholders. The Pass-Through Voting Provision, which will be removed from the Therapeutics Charter if the proposed amendment is approved, reads as follows:
Other than the election or removal of directors of the Corporation, any act or transaction by or involving the Corporation requiring for its adoption the approval of the stockholders of the Corporation under this Certificate of Incorporation or the DGCL shall, in accordance with Section 251(g) of the DGCL, require, in addition, the approval of the stockholders of Assertio Holdings, Inc. (or any successor thereto by merger), by the same vote as is required by the DGCL and/or this Certificate of Incorporation.
A complete copy of the proposed amendment is attached to this proxy statement as Appendix B.
Reasons for the Therapeutics Charter Amendment
The removal of the Pass-Through Voting Provision will put the Company in the same position as most other public holding companies that operate through multiple subsidiaries. It is uncommon for the stockholders of such public holding companies to have direct voting rights as to matters that affect only subsidiaries of the holding company. By removing this requirement, the Company will gain the flexibility and efficiency currently realized by most other companies that operate under the same, or similar, structures.
Under Delaware law, certain acts, such as a change in domicile, the conversion of a wholly-owned subsidiary from a corporation into a limited liability company, a merger involving a wholly-owned subsidiary or an amendment to the certificate of incorporation of the subsidiary would require the approval of the parent corporation as the sole stockholder of the subsidiary, but would not normally require a vote of the stockholders of the parent corporation. However, if the Pass-Through Voting Provision were to be retained in the Therapeutics Charter, then such acts would require the approval of the Company’s stockholders.

Obtaining the approval of the stockholders of a public corporation would significantly delay Therapeutics’ ability to complete certain actions and increase their costs, including through scheduling a vote, whether at a regular annual stockholders meeting or at a special meeting, of the Company’s stockholders. To avoid such delays and costs, and to provide maximum flexibility and efficiency under the Company’s new holding company structure, the Company proposes to remove the Pass-Through Voting Provision from the Therapeutics Charter. Following the removal of the Pass-Through Voting Provision from the Therapeutics Charter, stockholders of the Company would continue to have the voting rights typically provided to stockholders of a public holding company by Delaware law.
No Real Impact on Stockholder Rights
Removing the Pass-Through Voting Provision from the Therapeutics Charter would have no effect on the right of stockholders of the Company to vote on matters relating to the Company, such as a merger or consolidation of the Company, a sale of all or substantially all of the Company’s assets, or any other acts or transactions requiring the approval of the Company’s stockholders under applicable law. If the proposed amendment is approved by the Company’s stockholders and effected, then the Pass-Through Voting Provision would be removed from the Therapeutics Charter, and the Company would no longer be required to undertake the burdensome step of obtaining the additional approval of the Company’s stockholders for acts or transactions by or involving Therapeutics as is currently required by the Pass-Through Voting Provision.
Effective Date
The Board of Directors of Therapeutics and the Company, as its sole stockholder, are expected to approve and declare advisable the Therapeutics Charter Amendment in accordance with Delaware law. If the Therapeutics Charter Amendment proposal is approved, Therapeutics is expected to file a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to be effective promptly following the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE THERAPEUTICS CHARTER AMENDMENT.

PROPOSAL 6
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Grant Thornton LLP (“Grant Thornton”), independent registered public accounting firm, to audit the Company’s financial statements, management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 31, 2023. The Audit Committee recommends that the stockholders vote for the ratification of such appointment. A representative of Grant Thornton is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
The Audit Committee is directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. In addition, the Audit Committee considers the independence of the independent auditor and participates in the selection of the independent auditor’s lead engagement partner. Grant Thornton has been the Company’s independent registered public accounting firm since 2021. The Audit Committee considered a number of factors in determining whether to re-engage Grant Thornton as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance, and the firm’s capabilities in handling the breadth and complexity of its business, as well as the potential impact of changing independent auditors. In accordance with standing policy and independence rules, Grant Thornton periodically changes the personnel who work on the audit. The Audit Committee believes that the continued retention of Grant Thornton as the Company’s independent auditor is in the best interests of the Company and its stockholders.
Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Board is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Grant Thornton LLP, and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2023.

OTHER MATTERS
At the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of Virtual Annual Meeting and this Proxy Statement. If any other business should properly come before the Annual Meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote on such matters according to their best judgment.
Stockholders Sharing the Same Address
In accordance with notices previously sent to stockholders who hold their shares through a bank, broker or other holder of record (a street-name stockholder) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to conserve resources and reduce the Company’s printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report on Form 10-K may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at (224) 419-7106 or by mail at the address listed under “Form 10-K” below and the company will promptly deliver a separate copy of the Annual Report or Proxy Statement upon such request. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above.
Form 10-K
The Company will mail without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements, schedules and a list of exhibits. Requests should be sent to Assertio Holdings, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, Attn: Investor Relations.
Stockholder Proposals
Rule 14a-8 Stockholder Proposals.   Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2024 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, no later than the close of business (5:00 p.m. Central Time) on December [  ], 2023, or as otherwise permitted by applicable law. Such proposals must comply with all other requirements of Rule 14a-8 of the Exchange Act.
Advance Notice Provisions:   The Company’s Bylaws, as amended, currently provide that advance notice of a stockholder’s proposal (including a director nomination) but excluding a proposal submitted under Rule 14a-8 must be delivered to the Corporate Secretary of the Company at the Company’s principal executive offices not earlier than the close of business on the 150th day, and not later than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the previous year’s annual meeting, this advance notice must be delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Therefore, unless the date of the 2024 Annual Meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the 2023 Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8) must be received by the Corporate Secretary of the Company not earlier than December 12, 2023 and not later than the close of business on January 11, 2024. Each stockholder’s notice must comply with the requirements of the Company’s Bylaws (which includes the timing and information required under Rule 14a-19 of the Exchange Act). A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Company’s Investor Relations Department upon written request. If a stockholder fails to meet these deadlines or fails to satisfy the requirements of

Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
Additionally, any stockholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Nominating and Governance Committee, the committee that recommends a slate of nominees to the Board for election at each annual meeting, must provide the Corporate Secretary of the Company with all information relating to such nominee that is required to be disclosed in proxy statements pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected). The Nominating and Governance Committee will consider all director candidates who comply with these requirements.
Lake Forest, Illinois
April [  ], 2023
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Daniel A. Peisert
Daniel A. Peisert
President and Chief Executive Officer

Appendix A
ASSERTIO HOLDINGS, INC.
AMENDED AND RESTATED
2014 OMNIBUS INCENTIVE PLAN
1.   Plan.   Assertio Holdings, Inc., a Delaware corporation (the “Company”), originally established the 2014 Omnibus Incentive Plan (the “Original Plan”), effective as of February 19, 2014 (the “Effective Date”). The Original Plan was most recently amended and restated in its entirety effective May 4, 2022 in connection with the Company’s 2022 annual meeting of stockholders. The Original Plan, as amended and restated through May 4, 2022, is hereby further amended and restated in its entirety (as amended and restated, the “Plan”). This Plan shall continue in effect through May 4, 2029 unless sooner terminated by action of the Board of Directors of the Company.
2.   Objectives.   This Plan is designed to attract and retain employees and consultants of the Company and its Subsidiaries (as defined herein), to attract and retain qualified non-employee directors of the Company, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants (as defined herein) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.
3.   Definitions.   As used herein, the terms set forth below shall have the following respective meanings:
“Affiliate” means an entity controlling, controlled by, or under common control with, the Company.
“Authorized Officer” means the Chairman of the Board, the Chief Executive Officer of the Company (or any other senior officer of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).
“Award” means the grant of any Option, Stock Appreciation Right, Stock Award, or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish in accordance with the objectives of this Plan.
“Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made effective without execution. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.
“Board” means the Board of Directors of the Company.
“Cash Award” means an Award denominated in cash.
“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   the consummation of any merger, consolidation or similar transaction involving the Company (“Merger”), if following such Merger the holders of the Company’s outstanding voting securities immediately prior to such Merger do not own a majority of the outstanding voting securities of the surviving corporation in approximately the same proportion as before such Merger (and in such event, excluding the ownership of any person (or any other person acting in concert with such person) whose ownership percentage increased as a result of such Merger);
(ii)   the consummation of any sale, lease, exchange, exclusive license or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets, other than a transfer of the Company’s assets to a majority-owned subsidiary of the Company or any other entity the majority of whose voting power is held by the shareholders of the Company in approximately the same proportion as before such transaction;
(iii)   the liquidation or dissolution of the Company;
(iv)   the acquisition by a person, as defined in Section 3(a)(9) of the Exchange Act, and including a group of persons within the meaning of Section 13(d)(3) of the Exchange Act, of a majority or more of the Company’s outstanding voting securities (whether directly or indirectly, beneficially or of record); or
(v)   such other transaction as may be determined by the Board in good faith to constitute a change in control either (A) of the ownership or effective control of the voting securities of the Company or (B) of all or substantially all of the assets or the business of the Company.
Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (or any successor thereto) pursuant to the Exchange Act. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control” of the Company or change in the “ownership of a substantial portion of the assets” of the Company as determined under U.S. Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Committee or such other committee as designated by the Board.
“Common Stock” means the Common Stock, par value $0.0001, of the Company.
“Company” means Assertio Holdings, Inc., a Delaware corporation, or any successor thereto.
“Consultant” means an individual providing services to the Company or any of its Subsidiaries, other than an Employee or a Director, and an individual who has agreed to become a consultant of the Company or any of its Subsidiaries and actually becomes such a consultant following such date of agreement.
“Consultant Award” means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Consultant pursuant to such applicable terms, conditions, and limitations established by the Committee.
“Covered Employee” means any Employee who is or may be a “covered employee,” as defined in Code Section 162(m).
“Director” means an individual serving as a member of the Board who is not an Employee or a Consultant and an individual who has agreed to become a director of the Company or any of its Subsidiaries and actually becomes such a director following such date of agreement.
“Director Award” means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Director pursuant to such applicable terms, conditions, and limitations established by the Board.
“Disability” means (1) if the Participant is an Employee, a disability that entitles the Employee to benefits under the Company’s long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan or (2) if the Participant is a Director or a Consultant, a disability whereby the Director or Consultant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Notwithstanding the foregoing, if an Award is subject to Code Section 409A, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i).
“Dividend Equivalents” means, in the case of Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period or performance period, as applicable, on a like number of shares of Common Stock that are subject to the Award.
“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee following such date of agreement.
“Employee Award” means the grant of any Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations established by the Committee.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Exercise Price” means the price at which a Participant may exercise his right to receive cash or Common Stock, as applicable, under the terms of an Award.
“Fair Market Value” of a share of Common Stock means, as of a particular date, (1) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (2) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system, (3) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or (4) if none of the above are applicable, the Fair Market Value of a share of Common Stock as determined in good faith by the Committee. This definition of “Fair Market Value” may also be applied to Marketable Securities, in which case this definition shall mean (1) the closing sales price per share of such Marketable Securities on the consolidated transaction reporting system for the principal national securities exchange or other established securities exchange on which shares of such Marketable Securities are listed on that date, or, if there shall have been no such sale as reported on that date, on the last preceding date on which such a sale was so reported, or (2) if the sales price is not so reported, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system.
“Grant Date” means the date an Award is granted to a Participant pursuant to this Plan.
“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Code Section 422.
“Marketable Securities” means a class of equity securities actively traded on an established securities exchange.
“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements set forth in Code Section 422.
“Option” means a right to purchase a specified number of shares of Common Stock at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.
“Participant” means an Employee, Consultant or Director to whom an Award has been made under this Plan.
“Performance Award” means an Award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Goals.
“Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.
“Performance Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied.

“Performance Unit Award” means an Award in the form of Performance Units.
“Prior Plan” means the 2004 Equity Incentive Plan of Assertio Therapeutics, Inc.
“Qualified Performance Awards” has the meaning set forth in Section 8(a)(vii)(B).
“Restricted Stock” means a share of Common Stock that is restricted or subject to forfeiture provisions.
“Restricted Stock Award” means an Award that results in the issuance of Restricted Stock on the Grant Date.
“Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.
“Restricted Stock Unit Award” means an Award in the form of Restricted Stock Units.
“Restriction Period” means a period of time beginning as of the date upon which a Restricted Stock Award or Restricted Stock Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.
“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified Exercise Price.
“Stock Award” means an Award in the form of shares of Common Stock, including a Restricted Stock Award, and a Restricted Stock Unit Award or Performance Unit Award that may be settled in shares of Common Stock, and excluding Options and SARs.
“Stock-Based Award Limitations” has the meaning set forth in Section 5.
“Subsidiary” means (1) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, and (2) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting power of such business entity (whether in the form of partnership interests, membership interests or otherwise) or serves, directly or indirectly as the general partner (in the case of a limited partnership), the manager (in the case of a limited liability company) or in a comparable role (in the case of another form of business entity).
4.   Eligibility.
(a)   Employees.   All Employees are eligible for Employee Awards under this Plan, provided, however, that if the Committee makes an Employee Award to an individual whom it expects to become an Employee following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming an Employee.
(b)   Consultants.   All Consultants are eligible for Consultant Awards under this Plan, provided, however, that if the Committee makes a Consultant Award to an individual whom it expects to become a Consultant following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Consultant.
(c)   Directors.   All Directors are eligible for Director Awards under this Plan, provided, however, that if the Board makes a Director Award to an individual whom it expects to become a Director following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Director.
The Committee (or the Board, in the case of Director Awards) shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees, Consultants or Directors who are to be granted Awards under this Plan.

5.   Common Stock Available for Awards.   Subject to the provisions of Section 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of [       ] shares of Common Stock (the “Maximum Share Limit”), all of which shall be available for Incentive Stock Options. Each Stock Award granted under this Plan shall be counted against the Maximum Share Limit as 1.11 shares of Common Stock; each Option and SAR shall be counted against the Maximum Share Limit as 1 share of Common Stock.
Awards settled in cash shall not reduce the Maximum Share Limit under the Plan. If an Award expires or is terminated, cancelled or forfeited, the shares of Common Stock associated with the expired, terminated, cancelled or forfeited Award shall again be available for Awards under the Plan, and the Maximum Share Limit shall be increased by the same amount as such shares were counted against the Maximum Share Limit (i.e., increased by 1.11 shares of Common Stock, if a Stock Award, and 1 share of Common Stock, if an Option or SAR). Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an Award other than Options or SARs shall become available again for Awards under the Plan. The following shares of Common Stock shall not become available again for Awards under the Plan:
(i)   Shares of Common Stock that are tendered by a Participant or withheld (1) as full or partial payment of minimum withholding taxes related to the exercise or settlement of Options or SARs, (2) as payment for the Exercise Price of an Option or SAR or (3) in connection with the settlement of an SAR;
(ii)   Shares of Common Stock repurchased on the open market with the proceeds of an Exercise Price of an Option or SAR; and
(iii)   Shares of Common Stock reserved for issuance upon grant of an SAR, to the extent the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon exercise or settlement of such SAR.
The foregoing notwithstanding, subject to applicable stock exchange listing requirements, the Maximum Share Limit shall not be reduced by (x) shares of Common Stock issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and (y) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) and such shares shall be available for Awards under the Plan.
The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.
Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:
(a)   No Employee may be granted during any calendar year Awards consisting of Options or SARs that are exercisable for more than 2,000,000 shares of Common Stock;
(b)   No Employee may be granted during any calendar year Qualified Performance Awards that are Stock Awards covering or relating to more than 2,000,000 shares of Common Stock (the limitation set forth in this clause (b), together with the limitation set forth in clause (a) above, being hereinafter collectively referred to as the “Stock-Based Award Limitations”); and
(c)   No Employee may be granted during any calendar year Qualified Performance Awards that are (1) Cash Awards or (2) Restricted Stock Unit Awards or Performance Unit Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $5,000,000.
Shares delivered by the Company in settlement of Awards may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Company, shares of Common Stock purchased on the open market or by private purchase or any combination of the foregoing.

6.   Administration.
(a)   Authority of the Committee.   Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee; provided, however, that (i) any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock; (ii) Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two or more “Non-Employee Directors” as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); and (iii) any Award intended to qualify for the “performance- based compensation” exception under Code Section 162(m) shall be granted only if the Committee is comprised solely of two or more “outside directors” within the meaning of Code Section l62(m) and regulations pursuant thereto. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to Section 6(c) hereof, the Committee may, in its discretion, (x) provide for the extension of the exercisability of an Award, or (y) in the event of death, Disability, retirement or Change in Control, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (1) not materially adverse to the Participant to whom such Award was granted, (2) consented to by such Participant or (3) authorized by Section 15(c) hereof; provided, however, that except as expressly provided in Section 8(a)(i) or 8(a)(ii) hereof, no such action shall permit the term of any Option or SAR to be greater than 10 years from its Grant Date. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Board shall have the same powers as the Committee with respect to Director Awards.
(b)   Indemnity.   No member of the Board or the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 7 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Board or the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.
(c)   Prohibition on Repricing of Awards.   Subject to the provisions of Section 15 hereof, the terms of outstanding Award Agreements may not be amended without the approval of the Company’s shareholders so as to (i) reduce the Exercise Price of any outstanding Options or SARs or (ii) cancel any outstanding Options or SARs in exchange for cash or other Awards (including substitutions and cash buyouts), or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Options or SARs.
(d)   Minimum Vesting Provisions.   Notwithstanding anything herein to the contrary, Awards granted under the Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one- year anniversary of the date of grant, except that the Committee (or the Board, as applicable) may provide that Awards become exercisable, vest or settle prior to such date in the event of the Participant’s death or disability or in the event of a Change in Control. Notwithstanding the foregoing, up to 5% of the aggregate number of shares of Common Stock subject to the Maximum Share Limit may be issued pursuant to Awards subject to any, or no, vesting conditions, as the Committee (or the Board) determines appropriate.
7.   Delegation of Authority.   The Committee may delegate any of its authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act and Consultants, subject to Section 6(a) above, to the Board or to any other committee of the Board, provided such delegation is made in writing and specifically sets forth such delegated authority. The Committee may also delegate to an Authorized Officer authority to execute on behalf of the Company any Award Agreement. The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan. Any such delegation hereunder shall only be made to the extent permitted by applicable law.
8.   Employee Awards.
(a)   Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this Section 8(a) hereof and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided, however, that, except as contemplated in Section 15 hereof, no Option or SAR may be issued in exchange for the cancellation of an Option or SAR with a higher Exercise Price nor may the Exercise Price of any Option or SAR be reduced. All or part of an Award may be subject to conditions established by the Committee. Upon the termination of employment by a Participant who is an Employee, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant.
(i)   Options.   An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The term of an Option shall not exceed 10 years from the Grant Date; provided, however, if the term of a Nonqualified Option (but not an Incentive Option) expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Nonqualified Option shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee.
(ii)   Stock Appreciation Rights.   An Employee Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date; provided, however, if the term of an SAR expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such SAR shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee.
(iii)   Stock Awards.   An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee, and subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in this Section 8(a) hereof.
(iv)   Restricted Stock Unit Awards.   An Employee Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period, shall be determined by the Committee. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted

Stock Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the vested Restricted Stock Units. Unless otherwise specified by the Committee with respect to a specific Award, Restricted Stock Unit awards shall be settled in shares of Common Stock.
(v)   Performance Unit Awards.   An Employee Award may be in the form of a Performance Unit Award. Each Performance Unit shall have an initial value that is established by the Committee on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Committee’s determination of actual performance against the performance measures and related goals established by the Committee.
(vi)   Cash Awards.   An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.
(vii)   Performance Awards.   Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.
(A)   Nonqualified Performance Awards.   Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.
(B)   Qualified Performance Awards.   Performance Awards granted to Employees under this Plan that are intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (1) 90 days after the commencement of the period of service to which the Performance Goal relates and (2) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. One or more of such goals may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal shall include one or more of the following: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total shareholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth (including revenue growth by product); (28) growth in product sales (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.
Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of this Plan to conform with the standards of Code Section 162(m) and Treasury Regulation § 1.162-27(e)(2)(i), as to grants to Covered Employees and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. The Committee may provide in any such Performance Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) ation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) unusual or nonrecurring items as described in Accounting Standards Codification (ASC) No. 225 (or any successor thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) settlement of hedging activities.
(C)   Adjustment of Performance Awards.   Awards that are intended to be Qualified Performance Awards may not be adjusted upward. The Committee may retain the discretion to adjust such Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.
9.   Consultant and Director Awards.
(a)   Consultant Awards.   The Committee has the sole authority to grant Consultant Awards from time to time in accordance with this Section 9(a). Consultant Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Consultant Award shall be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee, in its sole discretion.
(b)   Director Awards.   The Board has the sole authority to grant Director Awards from time to time in accordance with this Section 9(b). Director Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Director Award may, in the discretion of the Board, be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board, in its sole discretion. Notwithstanding anything herein to the contrary, the aggregate number of shares of Common Stock subject to Director Awards granted under this Plan during any calendar year to any one Director shall not exceed that number of shares having a Fair Market Value on the date of grant equal to $600,000.
10.   Award Payment; Dividends and Dividend Equivalents.
(a)   General.   Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee (or the Board, in the case of Director Awards) shall determine, including, but not limited to, in the case of Common Stock, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For a Restricted Stock Unit Award that may be settled in shares of Common Stock, the shares of Common Stock that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Committee may determine.
(b)   Dividends and Dividend Equivalents.   Rights to (1) dividends will be extended to and made part of any Restricted Stock Award and (2) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or Dividend Equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals. Dividends or Dividend Equivalents paid with respect to unvested Stock Awards may, in the discretion of the Committee, be accumulated and paid to the Participant at the time that such Stock Award vests. Dividends and/or Dividend Equivalents shall not be made part of any Options or SARs.
11.   Option Exercise.   The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may purchase such shares by means of the Company withholding shares of Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award, and for the avoidance of doubt, so long as the shares of Common Stock are publicly traded and unless the Committee specifically determines otherwise, an Option may be exercised using consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of a Participant or sells shares of Common Stock on behalf of a Participant (a “Cashless Exercise Procedure”), provided, however, that no officer or director may participate in that Cashless Exercise Procedure to the extent prohibited by applicable law. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section 11.
12.   Taxes.   The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of required withholding taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes including a requirement that a Participant pay in cash an amount sufficient to satisfy any required withholding amount; provided, however, that in the event in the Committee’s sole discretion share withholding is permitted, the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.
13.   Amendment, Modification, Suspension or Termination.   The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (2) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of shares of Common Stock available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this

Plan, materially extends the term of this Plan, materially changes the method of determining the Exercise Price of Options, or deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs.
14.   Assignability.   Unless otherwise determined by the Committee (or the Board in the case of Director Awards) or expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (1) by will or the laws of descent and distribution or (2) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 14 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.
15.   Adjustments.
(a)   The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
(b)   In the event of any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any outstanding Award without receipt of consideration by the Company through merger, reorganization, recapitalization, reincorporation, combination, exchange of shares, change in corporate structure, subdivision, consolidation or other similar equity restructuring transaction (as that term is used in ASC Topic 718 (or any successor thereto)) affecting outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock, dividend in property other than cash, large non-recurring cash dividend, liquidating dividend, stock split or reverse stock split, then (1) the number of shares of Common Stock reserved under this Plan, (2) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (3) the Exercise Price or other price in respect of such Awards, (4) the Stock-Based Award Limitations, and (5) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction. Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a transaction falling within the scope of this Section 15(b).
(c)   In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation, dissolution, or other transaction or series of related transactions having a result similar to any of the above, including but not limited to a transaction or series of related transactions that constitutes a Change in Control, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it in good faith deems equitable, and shall be authorized, in its discretion, (1) to provide for the assumption or continuation of an Award covering, or the substitution of a new Award with, Marketable Securities or other arrangement (which, if applicable, may be exercisable for such Marketable Securities as the Committee determines) for an Award or the assumption or substitution of the Award, regardless of whether in a transaction to which Code Section 424(a) applies, so long as such Marketable Securities have a value equal to the Fair Market Value of the securities underlying such Award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (3) to cancel an Award and to deliver to the Participant cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Award on the date of such event, which in the case of an Option or Stock Appreciation Right shall be the excess (if any) of the Fair Market Value of Common Stock on such date over the Exercise Price of such Award. In the absence of an affirmative determination by the Committee, each outstanding Award, including each Performance Award, will be assumed or substituted for Marketable Securities by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume or substitute the Award for Marketable Securities, in which case the vesting of such Award shall accelerate in its entirety (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of the Change in Control as the Committee will determine (or, if the Committee will not determine such a date, to the date that is five days prior to the effective time of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective. The Committee shall not have any obligation to treat all Awards in the same manner, including Awards of the same type held by similarly situated Participants.
(d)   With respect to any Award held by a Director at the time of a Change in Control, such Award shall automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).
(e)   No adjustment or substitution pursuant to this Section 15 shall be made in a manner that results in noncompliance with the requirements of Code Section 409A, to the extent applicable.
16.   Restrictions.   No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
17.   Unfunded Plan.   This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.
18.   Code Section 409A.
(a)   Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.
(b)   Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.
(c)   If the Participant is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant’s separation from service, (2) the date of the Participant’s death, or (3) such earlier date as complies with the requirements of Code Section 409A.
19.   Awards to Foreign Nationals and Employees Outside the United States.   The Committee may, without amending this Plan, (1) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed or otherwise providing services outside the United States, or both, including rules that differ from those set forth in this Plan, and (2) grant Awards to such Participants in accordance with those rules.
20.   Governing Law.   This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to that state’s conflict of laws rules.
21.   Right to Continued Service or Employment.   Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company or its Subsidiaries.
22.   Clawback Right.   Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company whether before or after the date of grant of the Award.
23.   Usage.   Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.
24.   Headings.   The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.
25.   Effectiveness.   The Original Plan, as approved by the Board on February 19, 2014, became effective as of the Effective Date. This Plan, as amended and restated herein, shall continue in effect through May 4, 2029, unless earlier terminated by action of the Board. The shareholders of the Company approved the Original Plan on May 20, 2014. As of the date of shareholder approval of the Original Plan, no further awards shall be made under the Prior Plan, provided, however, that any and all outstanding awards granted under the Prior Plan shall continue to be outstanding and shall be subject to the terms of the Prior Plan as are in effect as of the Effective Date.

Appendix B
CERTIFICATE OF AMENDMENT
TO
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ASSERTIO THERAPEUTICS, INC.
Assertio Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
1.
The name of the Corporation is Assertio Therapeutics, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the “Secretary”) on July 18, 2018. The original Certificate of Incorporation of the Corporation was amended and restated (as so amended and restated, the “Amended and Restated Certificate of Incorporation”) and filed with the Secretary on May 19, 2020 in connection with and attached as Exhibit A to the Certificate of Merger of Alligator Merger Sub, Inc. with and into the Corporation filed with the Secretary on the even date thereof.

2.
This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was duly authorized and adopted by the Corporation’s Board of Directors and sole stockholder in accordance with Section 242 and Section 228 of the DGCL and by the stockholders of Assertio Holdings, Inc. in accordance with the terms of Article X of the Amended and Restated Certificate of Incorporation as in effect immediately prior to the effective time of this Certificate of Amendment, and amends provisions of the Amended and Restated Certificate of Incorporation.

3.
The Amended and Restated Certificate of Incorporation is hereby amended by deleting Article X in its entirety, which is of no further force or effect.

4.
This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective immediately upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer as of the       day of                   2023.
ASSERTIO THERAPEUTICS, INC.,
a Delaware corporation
By:

Name: Daniel A. Peisert
Title:   President and Chief Executive Officer

B-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet or Telephone - QUICK EASY Your phone or Internet vote authorizes the namedproxies to vote your shares in the same manneras if you marked, signed and returned your proxycard. Votes submitted electronically over theInternet or by telephone must be received by11:59 p.m., Eastern Time, on May 9, 2023. INTERNET/MOBILE –www.cstproxyvote.comUse the Internet to vote your proxy. Haveyour proxy card available when you accessthe above website. Follow the prompts tovote your shares.Vote at the Meeting –If you plan to attend the virtual online annualmeeting, you will need your 12 digit controlnumber to vote electronically at the annualmeeting. To attend;https://www.cstproxy.com/assertiotx/2023PHONE – 1 (866) 894-0536Use a touch-tone telephone to vote yourproxy. Have your proxy card available whenyou call. Follow the voting instructions tovote your shares.MAIL – Mark, sign and date your proxy cardand return it in the postage-paid envelopeprovided. YOU DO NOT NEED TO RETURN THE PROXY CARD IFYOU ARE VOTING ELECTRONICALLY OR BY PHONE.IF WE RECEIVE MULTIPLE VOTES FROM YOU, WEWILL COUNT ONLY THE LAST VOTE RECEIVED.FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED COMPANY PROPOSALSTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OFTHE FOLLOWING NOMINEES IN PROPOSAL 1 AND “FOR”PROPOSALS 2 AND 3.PROXY 1. To elect the five directors named in the Proxy Statement to serve until the2024 Annual Meeting of Stockholders, or until their successors are dulyelected and qualified.(1) Heather L. Mason(2) William T. McKee(3) Daniel A. Peisert(4) Peter D. Staple(5) James L. Tyree FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “EVERY YEAR”WITH RESPECT TO PROPOSAL 4 AND “FOR” PROPOSALS 5 AND 6.4. To conduct, on an advisory basis, a vote onthe preferred frequency of future advisoryvotes to approve the compensation of theCompany’s named executive officers. 5. To approve an amendment to the Amendedand Restated Certificate of Incorporation ofAssertio Therapeutics, Inc., a wholly-owned subsidiary of the Company, to eliminate the pass-through votingprovision. 6. To ratify the appointment of Grant ThorntonLLP as the company’s independentregistered public accounting firm for thefiscal year ending December 31, 2023. To transact such other business as may properly come before theCompany’s Annual Meeting and any adjournments or postponementsthereof. CONTROL NUMBER Signature________________________________Signature, if held jointly_________________________________ Date___________, 2023Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee,guardian, or corporate of ficer, please give title as such.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ASSERTIO HOLDINGS, INC.PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Daniel A. Peisert and Paul Schwichtenberg, and each of them,as proxies and attorneys-in-fact, each with the power to appoint his substitute, and authorizes each of themto represent and to vote all shares of common stock of Assertio Holdings, Inc. that the undersigned isentitled to vote at the Annual Meeting of Stockholders of Assertio Holdings, Inc. to be held on May 10,2023, at 12:30 p.m. Central Time via the Internet at https://www.cstproxy.com/assertiotx/2023, and atany adjournment or postponement thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED ON THE REVERSESIDE HEREOF. IF NO CONTRARY INDICATION IS MADE BUT THE CARD IS SIGNED, THE PROXYWILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, INFAVOR OF PROPOSALS 2, 3, 5 AND 6, AND FOR “EVERY YEAR” WITH RESPECT TO PROPOSAL4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREINON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING ORANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, FOR THEELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE).(Continued, and to be marked, dated and signed, on the other side)Important Notice Regarding the Availability of Proxy Materials forthe Annual Meeting of Stockholders to be held virtually onMay 10, 2023, at 12:30 p.m. Central Time athttps://www.cstproxy.com/assertiotx/2023The 2023 Proxy Statement and our Annual Report onForm 10-K for fiscal year ended December 31, 2022 are available athttps://www.cstproxy.com/assertiotx/2023